PREAMBLE

     This Agreement is between Century Aluminum of Kentucky, LLC, "The Company", or its successor, and the United Steelworkers of America, AFL-CIO-CLC, "The International Union", or its successor. Where the term "Local Union" is used herein it refers to United Steelworkers of America, Local 9423, or its successors. Where the term "Union" is used herein it refers to the International Union, the Local Union, or both Unions depending on the context. This Agreement shall become effective immediately upon the occurrence of the sale of the plant to the Company at the Closing to be held on the future Date of Closing.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 1
                              PURPOSE OF AGREEMENT

     It is the intent and purpose of the parties hereto to set forth herein in accordance with and subject to the Labor Management Relations Act, 1947, as amended, the basic agreement covering rates of pay, hours of work, and conditions of employment to be observed between the parties hereto with respect to the employees covered hereby and as hereinafter defined.




_____________________                                      _____________________
Company                                                                    Union

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                                   ARTICLE 2
                               SCOPE OF AGREEMENT

The term "employee" or "employees" as and wherever used in this Agreement shall include those employees of the Company at its aluminum plant located at Hawesville, Kentucky ("Plant") in the following bargaining unit for which the United Steelworkers of America, AFL-CIO-CLC, "the Union", was recognized as the exclusive bargaining representative in Case No. 26-RC-7900 as clarified in Case No. 26-UC-176 and as further agreed during bargaining for an initial collective bargaining agreement:

               All production and maintenance employees excluding all office and clerical employees, department clerks, reduction services/green carbon clerk, customer service and traffic representative, reduction/rodding clerk, team clerks and casthouse department clerk, clerk/typists, stores department clerk, and customer service representative, medical assistants, safety coordinator, metallurgical technicians, laboratory assistants, spectrochemical analysts, environmental control technicians, senior process control technicians (electrode area), senior process control technicians (potline), senior process control
               technicians           (inventory),           labor
               pool/telecommunications     supervisor,    process
               control technicians, process computer technician, professional employees, guards, and supervisors as defined in the Act.




_____________________                                      _____________________
Company                                                                    Union

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                                   ARTICLE 3
                         RECOGNITION AND UNION SECURITY

A. The Company recognizes the Union as the exclusive bargaining agency for its employees for the purpose of collective bargaining in respect to rates of pay, wages, hours, or other conditions of employment. The provisions of this Agreement constitute the sole procedure for the processing and settlement of any claim by an employee or the Union of a violation by the Company of this Agreement. As the representative of the employees, the Union may process grievances through the grievance procedure, including arbitration, in accordance with this Agreement or adjust or settle the same.

B. All employees shall become members of the Union on the thirty-first (31st) calendar day after going to work or the effective date of this Agreement, whichever is the later, and thereafter maintain membership in good standing in the Union as a condition of employment. For the purposes of this Section, an employee shall not be deemed to have lost his membership in the Union in good standing until the International Treasurer of the Union shall have determined that the membership of such employee in the Union is not in good standing and shall have given the Company a notice in writing of that fact.

C. All employees who are hired by the Company after the date of execution of this Agreement shall be reported promptly to the Union by the Company, but in no case will reporting be delayed beyond thirty (30) days.

D. The Union heretofore has furnished the Company a notarized list of its members who are employees of the Company, which list shows the name, address, department, and badge number of each such employee. On or before the last day of each calendar month, the Union shall submit to the Company a notarized supplemental list showing the same information regarding each employee included in such supplemental list of the notarized list first referred to, covering all employees who shall have become members of the Union since the last previous list of members of the Union was furnished to the Company. For each employee included in the aforesaid lists to be supplied to the Company by the Union and for whom the Company has received a written assignment, not irrevocable for a period of more than one (1) year or beyond the termination date of this Agreement, whichever occurs sooner, executed by the employee concerned authorizing the Company so to do, the Company shall deduct from the first pay of each succeeding week (if Company's payroll system reasonably so permits and in any event from the second pay of such month) the Union membership dues for the preceding week including if so indicated on such lists, the initiation fee due the Union, as designated to the Company by the International Treasurer of the Union. The amount of such deductions and the conditions applying thereto shall continue as specified hereinabove, except as changes may be required to provide for continued conformance with applicable provisions of the Constitution of the International Union. All amounts deducted by the Company from the pay of any employee hereunder shall be remitted by the Company monthly to the "International Treasurer, United Steelworkers of America, 5 Gateway Center, Pittsburgh, Pennsylvania 15222".



_____________________                                      _____________________
Company                                                                    Union

     The Company will check off dues from a lump sum vacation payment made to an employee for the appropriate number of months covered by such payment for which dues are not otherwise checked off.

E. The Union hereby indemnifies the Company and holds it harmless against any and all suits, claims, demands and liabilities that shall arise out of, or by reason of, any action that shall be taken by the Company for the purpose of complying with the foregoing provisions of this Article, or in reliance on any list or certificate which shall have been furnished to the Company under any of such provisions.

F. The Company agrees that it will not sell, convey, assign, or otherwise transfer, all or substantially all, of the Plant to any other party ("Buyer") unless the following conditions have been satisfied prior to the closing date of the sale: (1) the Buyer shall have entered into an agreement with the Union recognizing it as the bargaining representative for the employees of the sold facilities; and either: (2) the Buyer shall have entered into an agreement with the Union establishing the terms and conditions of employment to be effective as of the closing date: or (3) the Buyer shall, as of the closing date, assume this Agreement as its own and agree to be bound by all obligations thereunder.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 4
                                  RATES OF PAY

A.   Standard Hourly Base Wage Scales

     1. The Standard Hourly Base Wage Scale shall be those set forth in Appendix A of this Agreement. The hourly rate of a Temporary Relief Supervisor under this Article shall be that hourly rate which is four
          (4) job grades higher then that of the highest hourly rate of a person working under his or her direct supervision, but in no case less than two (2) labor grades above the employee's regular rate.

     2. Copies of the applicable Wage Scale shall be made available to Local Union officers. In addition, at the beginning of each calendar quarter-year, the Company shall supply Local Union officers with, and shall post on appropriate bulletin boards a list, showing by job class and applicable Standard Hourly Base Wage Rate, and by applicable shift differential amount per hour, the job number and title of all jobs then in effect. Information as to any revisions occurring between quarterly posting dates shall be available to Local Union officers upon request. It is understood that any errors made in compiling the lists above referred to shall be corrected.

B.   Cost of Living Adjustments

     1.   For purposes of this Agreement:

          "Consumer Price Index" refers to the "Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-Revised W) - United States -All Items (1967 = 100)" published by the Bureau of Labor Statistics, U.S. Department of Labor.

          "Consumer Price Index Base" shall be determined as follows:

          a. For April 1, 2001, July 1, 2001, October 1, 2001 and January 1, 2002 adjustment dates, the Consumer Price Index Base refers to the Consumer Price Index for the month of November 2000 (reported as 509.0), multiplied by 105.0% (534.5).

          b. For the April 1, 2002, July 1, 2002, October 1, 2002 and January 1, 2003 adjustment dates, the Consumer Price Index Base refers to the Consumer Price Index for the month of November 2001, multiplied by 105.0%

          c. For April 1, 2003, July 1, 2003, October 1, 2003 and January 1, 2004 adjustment dates, the Consumer Price Index Base refers to the Consumer Price Index for the month of November 2002, multiplied by 105.0%.



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Company                                                                    Union

          d. For April 1, 2004, July 1, 2004, October 1, 2004 and January 1, 2005 adjustment, the Consumer Price Index Base refers to the Consumer Price Index for the month of November 2003, multiplied by 105.0%.

          e.   For April 1, 2005, July 1, 2005, October 1, 2005, January 1, 2006
               adjustment date, the Consumer Price Index Base refers to the Consumer Price Index for the month of November 2004, multiplied by 105.0%.

          "Adjustment Dates" are April 1, 2001, July 1, 2001, October 1, 2001, January 1, 2002, April 1, 2002, July 1, 2002, October 1, 2002, January 1, 2003, April 1, 2003, July 1, 2003, October 1, 2003, January 1,
          2004,  April 1, 2004,  July 1, 2004,  October 1, 2004  January 1, 2005
          April 1, 2005, July 1, 2005, October 1, 2005 and January 1, 2006.

          "Change in the Consumer Price Index" is defined as the difference between (1) the Consumer Price Index Base, and (2) the Consumer Price Index for the second calendar month next preceding the month in which the applicable adjustment date falls.

     2. Cost-of-Living Adjustment: Effective on each adjustment date, a cost-of-living adjustment equal to 1(cent)per hour for each full .3 of a point change in the Consumer Price Index shall be calculated. In calculating the adjustment if any for April, July, October 2002 and January 2003, there shall be added to the calculated amount an amount equal to the cost-of-living adjustment, if any which was payable on January 2002. In calculating the adjustments, if any, for April, July, October 2003, and January 2004 there shall be added to the calculated amount an amount equal to the cost-of-living adjustment, if any, which was payable on January 1, 2003. In calculating the adjustments, if any, for April, July, October 2004, and January 2005, there shall be added to the calculated amount an amount equal to the cost-of-living adjustment, if any, which was payable on January 1, 2004. In calculating the adjustments, if any, for April 1, 2005, July 1, 2005, October 1, 2005 and January 1, 2006 there shall be added to the calculated amount an amount equal to the cost-of-living adjustment, if any which was payable on January 1, 2005.



_____________________                                      _____________________
Company                                                                    Union

          Effective on each adjustment date, the cost-of-living adjustment as determined above shall become payable for all hours worked by an employee until the next adjustment date. The cost-of-living adjustments under this paragraph shall be considered an "add-on" and shall not be deemed part of the employee's standard hourly rate. Such adjustments shall be included with the hourly rate only in the calculation of pay for hours worked (including overtime hours) and allowed time in accordance with Article 8.

     3. Should the monthly Consumer Price Index in its present form and on the same basis as the Index published for November 2000 become unavailable, the parties shall attempt to adjust this section or, if agreement is not reached, request the Bureau of Labor Statistics to provide an appropriate conversion of adjustment, which shall be applicable as of the appropriate adjustment date and thereafter.

C.   Temporary Assignments

     1. Single rates have been established for each job in the Plant. An employee assigned from his regular job to another job will receive the established rate of pay for the job performed for the time worked or the minimum of one (1) hour's pay whichever is greater, providing that the rate of pay for the job performed is equal to or higher than his current rate of pay. Shift premium will be paid on the upgraded rate of pay. An employee assigned to a temporary position where the pay grade is less will retain his Standard Hourly Base Wage Rate for his regular job.

     2. If an employee is upgraded to any job for training purposes and the job is double-staffed with another employee instructing the upgraded employee, the upgraded employee will continue to be paid the rate of the job from which he was upgraded until training is complete.

D.   New Jobs

     1. If the Company establishes a new job, combines jobs or changes job content, it will assign an appropriate wage rate to such new job, which will be in proper relationship to the wage rates of existing jobs.

     2. The Local Union President shall be notified in writing of the newly established job, combined job or changed job and its wage rate. If within thirty (30) days after such notification, the Union disagrees with the wage rate established, the Plant Manager or his designee and the Local Union President will enter into negotiations for establishing the wage rate.

     3. If an agreement on a rate cannot be reached by the Local Union President and the Plant Manager or his designee, the Union may appeal this dispute to Step 3 of the grievance procedure. At the Third Step, the parties shall utilize the CWS Manual in an attempt to resolve the matter. Such negotiated resolution shall be without precedent or prejudice and shall not affect the rates of any other jobs.



_____________________                                      _____________________
Company                                                                    Union

     4. If the matter cannot be resolved at Step 3, the Union may appeal the grievance to Step 4. In deciding the grievance, the Arbitrator shall utilize the CWS Manual.

E.   Job Description and Classification

     In the absence of a job description, or a need to review an existing job description because of an issue, the Company and the Union agree to meet within thirty (30) calendar days for discussion and resolution of the issue.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 5
                    SHIFT DIFFERENTIALS AND SCHEDULE PREMIUM

Shift Differentials

     For employees hired prior to July 31, 1995:

A.   For hours worked on the afternoon  (third)  shift,  a premium rate of three
     (3) percent of the Standard Base Wage Rate will be paid. For hours worked on the night (first) shift, a premium rate of five (5) percent of the Standard Base Wage Rate will be paid. The 12-hour day shift receives no shift differential. The 12-hour night shift receives the night shift differential of five (5) percent of the Standard Base Wage Rate.

     For Employees hired on or after August 1, 1995:

     For hours worked on the afternoon (third) shift a premium of 30 cents per hour will be paid. For hours worked on the night (first) shift a premium of 35 cents per hour will be paid. The 12-hour day shift receives a shift differential of 30 cents per hour. The 12-hour night shift receives a shift differential of 35 cents per hour.

B. Extra hours worked prior to or beyond the hours of the shift for which an employee is scheduled that day, will be paid the shift differential applicable to the shift on which the extra hours are worked for these hours or the shift differential applicable to the shift for which scheduled and worked, whichever is greater.

C.   Shifts shall be identified in accordance with the following:

     1. Day shift includes all shifts regularly scheduled to commence between 4:00 a.m. and 8:30 a.m., inclusive.

     2. Afternoon shift includes all shifts regularly scheduled to commence between 1:30 p.m. and 4:30 p.m., inclusive.

     3. Night shift includes all shifts regularly scheduled to commence between 6:45 p.m. and 12:30 a.m., inclusive.

D. Should it be necessary, in the interest of efficient operations, to establish schedules departing from the normal work week, the Company and the Chairman of the Grievance Committee shall confer, together with the Department Grievance man of the department affected, to determine whether, based upon the facts of the situation, mutually satisfactory modified schedules can be arranged, but the final right to arrange working schedules rests with the Company, in order to avoid adversely affecting the operation of the Plant. This right shall not be exercised in an arbitrary fashion for the purpose of depriving employees of rights under this agreement.



_____________________                                      _____________________
Company                                                                    Union

E. Any hours worked by an employee on a regularly scheduled shift, which commences at a time not specified in paragraph C, above, shall be paid as follows:

     1. For hours worked which would fall in the prevailing day shift of the department, no shift differential shall be paid.

     2. For hours worked which would fall in the prevailing afternoon shift of the department, the afternoon shift differential shall be paid.

     3. For hours worked which would fall in the prevailing night shift of the department, the night shift differential shall be paid.

     4. Where two or more overlapping shifts, exclusive of the regularly scheduled shift which commences at a time not specified in Paragraph C, above, prevail in a department, the prevailing day shift shall be deemed to be from 8:00 a.m. to 4:00 p.m., the prevailing afternoon shift from 4:00 p.m. to Midnight, and the prevailing night shift from Midnight to 8:00 a.m.

Schedule Premium

A. A schedule premium of 30 cents per hour will be paid to all employees who are assigned to work regular schedules on days other than Monday through Friday. This scheduled premium will not be paid for hours worked on Saturday and/or Sunday as additional days in the employees' regular work week.

B.   Schedule premium will be added to each hour worked on:

          Holidays,
          Sixth and seventh consecutive days in a workweek, and Hours worked on call-in or reporting.

     Schedule premium will NOT be used in the calculation of pay for hours compensated for but not worked, such as:

          Jury or Witness service
          Funeral leave
          Holiday not worked
          Call-in or reporting pay

C. For the purpose of this Article the term "scheduled cycle" is defined as an employee's established work pattern or the number of weeks, Monday through Sunday, that must lapse before the employee's schedule begins to repeat itself.



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Company                                                                    Union

D. Employees whose regular schedules provide that half or less of the work weeks in a scheduled cycle are other than Monday through Friday, shall receive schedule premium only for hours worked in the work weeks which involve scheduled days other than Monday through Friday.

E. Employees on regular twelve (12) hour rotating shifts shall receive schedule premium for all hours worked.

F. Employees whose regular schedule requires them to work more than one half of the work weeks in a scheduled cycle on days other than Monday through Friday shall receive schedule premium for all hours worked.

G. Employees, in positions not regularly entitled to schedule premium pay, shall receive schedule premium pay for all hours worked while substituting a minimum of one (1) shift for an employee entitled to schedule premium pay.





_____________________                                      _____________________
Company                                                                    Union

                                    ARTICLE 6
                     HOURS OF WORK, OVERTIME AND PREMIUM PAY

I.   Hours of Work

     A. This Article is intended only to provide a basis for establishing work schedules and for calculating overtime and shall not be construed as a guarantee of hours of work per day or per week.

     B. For the purposes of this Article, the normal workweek consists of the seven consecutive days beginning at the following times:

          a. For employees on twelve hour shifts: 7:00 a.m. Monday or the twelve hour shift changing nearest that time.

          b. For all other employees, the shift changing nearest to 12:01 a.m. Monday.

II.  Overtime

     A.   To the extent possible all overtime shall be voluntary.

     B. As much notice as possible will be given employees offered or assigned overtime.

     C. Overtime will be offered to the employee with the lowest number of overtime hours in a section and qualified for the job being filled. For this purpose, overtime hours shall be measured by accumulative hours worked and refused in the last calculated period. If the hours are equal, overtime will be offered to the employee with the most sectional seniority. If the employee with the lowest number of overtime hours refuses the overtime it will be offered to the employee with the next lowest number of overtime hours worked and refused and so on until the overtime vacancy is filled.

          The employees refusing the overtime, as well as the employee accepting the overtime, will have the amount of overtime hours worked and refused added to their accumulative amount.

          If none of the employees accepts the overtime offered to them the employee with the least amount of overtime hours will be assigned the overtime.

     D. Overtime shall be managed according to the established procedures within each section of the Plant. Established sectional procedures shall conform in all instances with paragraph C above.


_____________________                                      _____________________
Company                                                                    Union

     E. The remedy for unequal distribution of overtime shall be equalization of overtime.

     F. The solicitation and call-in of all overtime shall be the sole responsibility of Management and no bargaining unit employees shall be involved in the solicitation and call-in process.

III. Overtime Pay

     A. Employees who work in excess of their regularly scheduled workday or in excess of 40 hours in a payroll week shall receive overtime pay of one and one half times their Standard Base Wage Rate including shift differential and schedule premium.

IV.  Sixth Consecutive Day

     A. Employees who work on a sixth consecutive day shall receive pay of one and one half times their Standard Base Wage Rate including shift differential and schedule premium for all hours worked.

V.   Seventh Consecutive Day

     A. Employees who work on a seventh consecutive day shall receive pay of two times their Standard Base Wage Rate including shift differential, plus schedule premium for all hours worked.

VI.  Sundays Worked

     A. Eight, nine, and ten-hour employees who work on Sunday shall receive pay of one and one half times their Standard Base Wage Rate for all hours worked. As of the effective date of this Agreement, twelve-hour employees shall receive pay of 1.3 times their Standard Base Wage Rate for hours worked under 40. Effective April 1, 2003, twelve-hour employees shall receive pay of 1.4 times their Standard Base Wage Rate for hours worked under 40.

VII. Work Performed on Scheduled Day Off

     A. Employees who work on their scheduled day off shall receive pay of one and one half times their Standard Base Wage Rate for all hours worked provided the employee actually works all of the scheduled shifts during the workweek.



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Company                                                                    Union

VIII. Pay At Rate of Assigned Job

     A. The calculation of pay pursuant to this Article for employees who work a higher pay rate job shall be at such higher pay rate.

IX.  No Pyramiding

     Payment of overtime and/or premium rates will not be duplicated for the same hours worked, but the higher applicable rates will be used. Hours compensated at overtime and/or premium rates shall not be counted further for any purpose in determining overtime and/or premium liability under the same or any other overtime and/or premium pay provision.

X.   Emergency Conditions

     In the event of emergency conditions, employees normally asked to work eight (8) hours will be paid straight time for the first eight (8) hours, time and one-half will be paid over eight (8) hours up to sixteen (16) hours, and double-time will be paid for all continuous hours worked past sixteen (16) hours. Employees normally asked to work twelve (12) hour shifts will be paid straight time for the first twelve (12) hours, time and one-half for the next four (4) hours up to sixteen (16) hours, and double-time will paid for all continuous hours past sixteen (16) hours. For example, an 8-hour shift employee is needed to stay at work due to the emergency for a total of forty-eight (48) straight hours. The first eight
     (8) hours are at straight time, the next eight (8) hours are at time and one-half, the last thirty-two (32) hours are at double-time.

     Time required by employees to eat and take short naps in order to refresh so they can get back to work will be paid time. Employees who are not required to stay at work and were not given substitute work are to go home if possible. If they prefer to stay for their own convenience, they will not be paid but may bed down and are free to eat whatever food is available.

     If a team member missed work due to the emergency, he will be allowed vacation time or Company option. This emergency time missed shall not count against perfect attendance.

XI.  Pay Recipe

     A. The parties shall develop a Pay Recipe setting forth in clearly understandable terms the calculation of wages pursuant to this Agreement.


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Company                                                                    Union

                                   ARTICLE 7
                            BREAKS AND MEAL ALLOWANCE

Breaks

A. Employees shall be provided with one break in the first half of their shift and one break in the second half of their shift.

B. Employees on eight hour shifts shall be provided two ten (10) minute breaks over the course of their shift.

C. Employees on nine hour shifts shall be provided two ten (10) minute breaks over the course of their shift.

D. Employees on ten hour shifts shall be provided two fifteen (15) minute breaks over the course of their shift.

E. Employees on twelve hour shifts shall be provided with two twenty (20) minute breaks over the course of their shift.

F. Employees shall be provided with one thirty (30) minute meal break per shift.

Meal Allowance

G. As of the effective date of this Agreement, a cash coupon in the amount of $4.50 will be provided to employees who are required to perform four (4) or more hours of work before or after their regular shift. Effective December 1, 2001, the cash coupon shall be in the amount of $5.00.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 8
                             REPORT AND CALL IN TIME

1. An employee who reports for work at his regularly scheduled time without previous notice not to report shall receive four (4) hours pay at his Standard Base Wage Rate.

     The provisions of section 1 shall not apply in the event of:

     (a) A work stoppage, a failure of utilities occur, an Act of God interferes with providing work;

     (b)  The employee reports unfit to work;

     (c)  The employee refuses to accept an assignment;

     (d) The Company gives reasonable notice of a change in scheduled reporting time or that the employee specifically need not report. Actual notice or a notice broadcast by local radio stations at least one hour before the scheduled starting time shall be considered reasonable notice.

2. An employee who is called in to work by the Company at any time before or after but not continuous with his work shift shall be paid the greater of
     (i) one and one-half (1 1/2) times his Standard Base Wage Rate for actual hours worked prior to the start of his regular shift unless the call-in hours result in premium pay for working sixth and/or seventh consecutive days, or (ii) a minimum of eight (8) times his Standard Base Wage Rate. "Continuous with" as used above is not applicable to employees who are called out, i.e., actually report in at least two (2) hours in advance of their regular shift.

     If no work is available when the employee arrives at work, he will be guaranteed four (4) hours at his Standard Base Wage Rate. If the employee works at an upgrade he will receive call-in pay at the upgraded rate.

     If the call-in work assignment is at a higher rate of pay, the employee shall receive the higher rate of pay including shift and schedule premiums when applicable.

3. An employee will be eligible for the call-in pay provided in section 2 above when he is called in after having left the Plant, provided that less than twenty-four (24) hours notice is given and less than ninety (90) minutes elapse from the time the employee is contacted and the time the employee actually reports unless unusual, extenuating circumstances exist.



_____________________                                      _____________________
Company                                                                    Union

4. Employees are usually called in for the duration of a specific job or jobs. The completion of one shift or the start of another shift has no effect on the call-in. The employee's supervisor shall have the option to decide if the employee who is called-in will be expected to return for his next scheduled shift.

5. An employee called out for a specific job may, at the discretion of the Company, be assigned to perform another job provided the second job is because of a breakdown.

6. If an employee is called in or otherwise works on one or more of his scheduled days off resulting in a 6th and 7th day situation the call-in pay is not applicable. If the number of hours worked on the call-in is less than eight (8) hours, a minimum of eight (8) times the Standard Base Wage Rate is guaranteed.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 9
                                    VACATIONS

Eligibility

     A newly hired employee will not receive any vacation, but will be earning one (1) day of paid vacation for each full month that he works, up to a maximum often (10) days to be taken the next calendar year. Computation for vacation is done on December 31 of each year.

     To be eligible for vacation in any calendar year (except for first year vacation), an employee must (i) be on the payroll through 12/31 of the previous year, (ii) on 12/31 of the preceding calendar year have one (1) year or more of continuous service, and (iii) have worked a minimum one thousand (1000) hours the preceding calendar year. In the alternative, an employee will be entitled to a vacation with pay during the current calendar year if, at 12/31 of the preceding year, or at any time while working between 1/l/ and 11/30, inclusive, of such calendar year, the employee has completed one (1) or more years of continuous service and has worked 1000 or more hours in the immediately preceding 365 calendar days.

     Employees hired after 12/31/88 will be eligible for the following vacation:

     Continuous Year of Service
     As of 12/31/88                        Vacation Eligibility
     --------------------------            --------------------

     0 but less than 1                     10 days maximum (1 day per each full
                                           month service)
     1 but less than 10                    10 days (80 hours)
     10 but less than 25                   15 days (120 hours)
     25 and over                           20 days (160 hours)

     Employees hired between 1/1/83 and 12/31/88 are frozen at the levels listed below until such time that the vacation eligibility listed above exceeds the following levels:

     Employment Dates                      Vacation Eligibility
     ----------------                      --------------------

     1/1/83 to 12/31/84                    18 days (144 hours)
     1/1/85 to 12/31/86                    15 days (120 hours)
     1/1/87 to 12/31/88                    12 days (96 hours)



_____________________                                      _____________________
Company                                                                    Union

     Employees hired before 1/1/83 are frozen at the eligibility levels listed below:

     Employment Dates                      Vacation Eligibility
     ----------------                      --------------------

     Prior to 1/1/71                       28 days (224 hours)
     1/1/71 to 12/31/75                    26 days (208 hours)
     1/1/76 to 12/31/80                    24 days (192 hours)
     1/1/81 to 12/31/82                    21 days (168 hours)

     Employees who have transferred from other Southwire facilities shall retain any existing vacation entitlements in excess of those set forth above.

     Paid absences shall count as time worked for the purpose of determining vacation eligibility up to a maximum of forty (40) hours weekly. These are:

     Work related disability
     Vacation
     Holidays
     Jury and witness duty
     Funeral leave

     Annual military training, time off for Union business, and Company option hours will count as time worked for the purpose of determining vacation eligibility up to a maximum of forty (40) hours weekly.

     In addition, a day of vacation will be considered as a day worked for sixth and seventh day purposes and for calculation of premium pay.

Vacation Pay

     Vacation pay will be the greater of:

     (i) Employee's current Standard Base Wage Rate times number of vacation hours; or

     (ii) Current year's gross pay (when employee has worked less than 240 hours this will be the previous year's gross pay) minus the pay received for time not worked such as vacation, jury and witness duty, and funeral leave divided by current year's hours worked (previous year's when less than 240 hours worked) times number of vacation hours.

Pay In Lieu of Vacation

     An employee may elect to take pay in lieu of vacation. Pay will be calculated as above. Vacation pay will be calculated the same whether for time off or pay in lieu of time off. An employee will be asked to decide during the vacation-scheduling period whether he will take his vacation days as time off or pay in lieu of time off.


_____________________                                      _____________________
Company                                                                    Union

Vacation Scheduling

     Vacations may be scheduled by the week with a limit of two consecutive weeks. Scheduling will be by Plant seniority due to availability within a vacation or work group. Typically, the most senior employee within a work group will be asked to schedule vacation first at which time the employee will be allowed to schedule any or all days provided they are scheduled consecutively. After the most senior employee has been given the opportunity to schedule vacation the next senior employee shall be given the opportunity to schedule vacation. After all employees within a work group are given the opportunity to schedule vacation the most senior employee will be given the opportunity to schedule any and all of their remaining vacation consecutively or elect to schedule any remaining vacation at a later date as necessary on a first come basis provided he gives twenty-four (24) hours notice prior to taking off. Vacations may be scheduled one day at a time, except that employees with less than two (2) weeks vacation eligibility may request vacation one day at a time, subject to the approval of his supervisor and the Human Resources Department.

     Yearly  vacation  cannot be postponed  until another year. No more than two
(2) weeks may be scheduled during prime time, i.e. the period between and including 6/1 and 8/31, the first two (2) weeks in January, and the last two (2) weeks in December.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 10
                                    SENIORITY

A.   Definition of Seniority

     1. Plant Seniority: The Company recognizes Plant seniority as the employee's length of continuous service from the last date of hire at the Plant, including service with NSA; for benefit accrual purposes only, the Company will recognize an employee's existing combined length of service from the last date of hire with NSA and other Southwire facilities.

     2. Sectional Seniority: The Company recognizes sectional seniority as an employee's length of continuous service in a particular section since the last date of entry into that section, including service with NSA.

B.   Probationary Period

     The first sixty (60) days of actual work shall be deemed a probationary period and during such probationary period an employee may be laid off or terminated at the discretion of the Company and will receive no continuous service credit during such period. Probationary employees continued in the service of the Company subsequent to the sixtieth (60th) day of actual work after the first (lst) day worked shall receive full continuous service credit from the date of first (lst) day worked. If an employee is laid off or terminated during his probationary period and is rehired within one (1) year thereafter, the days actually worked prior to such layoff or termination shall be added to the days actually worked after rehire in determining the completion of his probationary period.

     If, however, such an employee is rehired within two (2) weeks of his last layoff or termination from employment, his continuous service date will be the date of hire for his prior employment.

C.   Post-Secondary Student Employment

     When the Company determines the need for additional employees during the traditional summer months and Christmas holiday breaks, it shall give hiring preference to the post-secondary student sons and daughters of Company employees who are age 18 or over. No student employee shall work past the end of such breaks. Student employees shall not displace any member of the bargaining unit or be given preference to bargaining unit work over a bargaining unit member. The appropriate rate of pay shall be the starting Standard Base Wage Rate set forth in Appendix A for a bargaining unit member doing the same job. For the purpose of this Article, time worked as a student employee shall not be considered as "probationary time" and no seniority accrues for any purpose for time worked as a student employee. The Company shall assign student employees with due consideration to the hazards of the jobs to be performed.


_____________________                                      _____________________
Company                                                                    Union

D.   Promotions and Transfers

     Promotions and transfers shall be awarded to the senior employee with the ability, qualifications, and the physical fitness to perform the job. Sectional seniority will be used to fill positions within a section. Plant seniority will be used to bid from one section to another.

E.   Reduction in Forces

     A reduction in force is any cutback in the staffing level on a job or in a section which results in the temporary or permanent displacement of employees within or between sections which does not cause a layoff. A layoff occurs only when employees are put out of work because work is not available.

     If a reduction in force or a temporary reassignment becomes necessary, it will be undertaken by sectional seniority in each section as follows:

     1. If a reduction in force occurs within a section, the least senior employee in the job being reduced will displace the least senior employee in the same job grade or any lower job grades that the employee's sectional seniority will allow, until the reduction in that section is complete, provided said employee in the job being reduced has the ability, qualifications and physical fitness to perform the lower graded job Exception: When the realignment of a crew size in the Maintenance Mechanic or Electrician classification results in a reduction in force, the displaced employee can displace a less senior employee in any other Maintenance Mechanical or Electrical Maintenance classification, whichever is applicable.

     2. If a reduction in force requires that an employee be displaced out of his section, the employee with the least amount of sectional seniority will be displaced regardless of classification. In the event that the affected classification needs to be staffed, then the resulting vacancy will be filled through Job Posting procedures.

     3. Employees being displaced from a Production section will be placed in a General Helper classification.

     4. If a reduction in force occurs within the Maintenance Department, the least senior employee in the section being affected will be displaced. Employees being displaced from a Maintenance section will be placed in the Services section, provided there is a vacancy in that section. In the event that there is no vacancy available in the Services section, the displaced employee has the option of using his Plant seniority to displace a Production worker, provided he has the ability, qualifications (following receipt of proper orientation) and physical fitness to perform the Production job. Employees who are in the
          Maintenance Training Program will be displaced in order of least amount of credited time in the program (by Plant seniority where credited training time is equal) before classified Maintenance employees are displaced.


_____________________                                      _____________________
Company                                                                    Union

          If an employee is assigned work in a lower-graded job or jobs because work is not available in his regular job or because of a reduction in force, such employee will receive the Standard Base Wage Rate of the job which the employee left for five (5) consecutive scheduled workdays. After completing five (5) consecutive scheduled workdays on a lower-graded job or jobs, the employee will receive the rate of that job.

     5. If a reduction in force requires an employee to be placed on layoff the employee with the least Plant seniority will be placed on layoff, regardless of classification, provided that the retained employees have the ability, qualifications, and physical fitness to perform the remaining jobs.

          The Company reserves the right to make an exception to the normal reduction in force process in jobs identified as critical to the operation of the Plant.

          Employees who were exempted from a sectional reduction in force by virtue of their job being identified as critical would likewise be exempt from a corresponding Plant layoff.

     6.   A senior employee in the job being reduced can volunteer for a layoff.

     7.   Critical Jobs

          In the event of a reduction in force or layoff, it shall be understood the following jobs shall be considered critical:

          a.   Boat Operators

          b.   Rectifier Operators

          c.   Utility Operators (Water Treatment)

          d.   Electrical Technician

          e.   Cell Liner "C" Grade

          f    Scrubber Operators

          g.   Heavy Equipment Operators

          These employees may be retained in the event of a reduction in force or layoff

F.   Restoration of Forces

     An employee who is displaced from his job or section will have "recall rights" for eighteen (18) months to that job or section, as the case may be, through the Job Posting procedure. Employees will forfeit such "recall rights" to the job or section from which they were displaced if:


_____________________                                      _____________________
Company                                                                    Union

          -    they fail to bid on that job, regardless of shift, when posted;

          - they accept a job in another section through the Job Posting procedure;

          - they become otherwise ineligible because of medical restrictions that cannot be reasonably accommodated as required by the Americans With Disabilities Act, or terminations;

          -    their Plant recall has expired.

     Production employees on layoff from the Company shall be recalled to the Plant in order of greatest Plant seniority regardless of classification, provided the employee has the ability, qualifications, and the physical fitness to perform the job. Maintenance Department employees reduced from their section shall be recalled in order of greatest sectional seniority in the classification being recalled.

G.   Temporary Shift Trades

     Temporary shift trades may occur as long as:

          a. A completed "Request for Shift Trade" form is submitted to the employee's general supervisor twenty-four (24) hours prior to either employee working the other's shift;

          b.   Both employees are in the same job classification;

          c. The trade does not cause either employee to work hours in excess of his regularly scheduled work week;

          d. The shift trades occur within the same payroll week, or if in different payroll weeks the Company does not incur additional overtime expense;

          e. If the trade requires that the employee's work more than the normal amount of hours in a twenty-four (24) hour period (i.e. double shift) both employees must agree to sign a waiver for daily overtime for the extra hours worked during the actual shift trade and

          f.   There is no adverse impact on operational requirements.

     Employees substituting under the above terms:

          a. Are not eligible to receive upgrades unless all other eligible members of the normal work crew refuse the upgrade.


_____________________                                      _____________________
Company                                                                    Union

          b.   Will receive the premium available for the shift.

H.   Preferential Seniority

     In the event of a reduction in force in a department, the Grievance Committee person may exercise preferential seniority and shall remain in the affected department in the lowest rated job, provided there are employees in that department to represent. In the event of a reduction in force in a department in which the President of the Local Union is assigned, the President may exercise preferential seniority Plantwide to remain in the lowest rated job in the Plant.

     Preferential Seniority shall not be recognized for any other purpose.

I.   Leave of Absence

     1. Employees shall request a leave of absence from the Company by completing the appropriate Company forms.

     2. An employee's request of personal leave of absence may be granted at the discretion of the Company. Such leaves of absence may be granted for an initial period of up to thirteen (13) weeks and shall be without pay. An extension of leave shall be requested in the same manner as outlined in number 1 of the above and must be requested at least three (3) calendar days prior to the expiration of the original leave or extension thereof.

     3. Employees may request a medical leave of absence. For disabilities of seven (7) calendar days or more for medical reasons, employees must request a medical leave of absence. Certification by a physician of the necessity of the leave and specifying the physical condition which necessitated it and the estimated length of time needed to be away from work may be required by the Company.

     4. Except as otherwise required by the Federal Family and Medical Leave Act of 1993 ("FMLA"), a medical leave of absence due to a non-occupational illness or injury may be granted for a period of normal recovery time, with options to extend if necessary.

     5. When an employee is informed by his physician that he may return to work with temporary restrictions, the employee must apply to the Company Medical Department for a restricted work assignment that would fall within his return to work limitation. This restricted work assignment procedure has been adopted to expedite the return to work of employees off from work due to illness or injury. Restricted work assignments are strictly temporary positions, the length of which is discretionary with the Company and in no event will exceed two (2) weeks unless extended by the Company. The availability of such positions are limited and are not guaranteed.


_____________________                                      _____________________
Company                                                                    Union

          For those employees on medical leave, the Company reserves the right to require said employees to accept such restricted work assignment if they are unable to perform their regular duties. These employees shall receive their regular Standard Base Wage Rate plus any applicable premium pay for any hours worked. Disputes as to the employee's ability to perform the offered job shall be subject to Third Doctor Arbitration described in Article 16 D.6.b.

     6. Any request for an extension of leave shall be accompanied by a physician's statement certifying the necessity of the extension and specifying the physical condition which necessitates the continued leave and the estimated length of time needed to be away from work.

     7. The Company may require a medical examination by the Company's doctor or a special doctor's report, at the Company's expense, establishing recovery from the illness or accident to the extent that the employee is fully able to resume his regular work without risk of further injury before permitting any person who has been absent because of such leave to resume his position. Disputes as to the employee's ability to return to work shall be subject to Third Doctor Arbitration described in Article 16 D.6.b.

     8. In every instance, a "Request for Leave of Absence" form available from the Human Resources Office must be completed and returned to the Human Resources Office no later than seven (7) calendar after the employee's last day of work, or in the case of disability no later than seven (7) calendar days from the first (1st) day of disability.

     9.   The  Company  and  the  Union  affirm  their   compliance   with,  and
          implementation of, the FMLA. Employees are urged to consult the required posting as to their FMLA rights.

          In addition, the parties agree on the following:

          - Each eligible employee may take up to twelve (12) weeks of unpaid FMLA leave in a 365-day period.

          - The Company may require an employee to use up to eighty-four (84) hours of vacation time as FMLA time beginning with the employee's first (1st) FMLA request.

          - Any medical leave of absence granted under this Article shall run concurrently with FMLA leave.


_____________________                                      _____________________
Company                                                                    Union

          If an employee requests FMLA leave because of his own serious health condition, or to care for a covered relation with a serious health condition, he is required to provide medical certification from the relevant healthcare provider. Failure to provide medical certification is grounds for denial of leave. The Company may require subsequent re-certification on a reasonable basis. The Company may, at its expense, require an examination by a second healthcare provider designated by the Company. If the second healthcare provider's opinion, or the opinion of the employee's healthcare provider, conflicts with the original medical certification, the dispute shall be resolved by the Third Doctor Arbitration described in Article 16 D.6.b. This healthcare provider shall be a person approved by both the employee and the Company. The opinion of the third healthcare provider shall be binding.

          While an employee is on approved leave of absence, the Company will continue the employee's medical, dental, vision, and life insurance coverage for a period not to exceed twelve (12) months; and the employee shall pay his appropriate premiums. If employment is terminated while on leave of absence, eligibility for insurance benefits ceases. This coverage period begins with the employee's first
          (1st) day of approved leave.

          For the purpose of this section, "serious health condition" means a physical or mental condition requiring in-patient care of continuing treatment by a healthcare provider.

     10.  Political Leave

          An employee appointed to or accepting any elective, full-time paid Federal, State, County or municipal government office shall, upon appropriate written notice to the Company, be granted a leave of absence for the duration of the term of office. Such employee may not accumulate continuous service in excess of one (1) term of office.

          Any employee who shall be granted a leave under this subsection will be reinstated to such position as his qualifications and accumulated seniority shall entitle him, provided he shall apply to the Company in writing within thirty (30) days after the expiration of his term of office and shall report for work within ten (10) days after his application is received by the Company.

J.   Termination of Seniority

     Seniority shall be terminated under this Agreement when:

          a.   an employee quits for any reason;


_____________________                                      _____________________
Company                                                                    Union

          b.   an employee is discharged for just cause;

          c.   an employee is laid off in excess of two (2) years;

          d. an employee fails to report to work after recall from layoff within five (5) calendar days, excluding weekends and Company-recognized holidays, after receiving notice by certified mail at the last address furnished to the Company by the employee;

          e. an employee is permanently transferred out of the bargaining unit;

          f. an employee is absent for three (3) consecutive scheduled workdays without good and satisfactory reason;

          g.   an employee retires;

          h. an employee fails to report to work on the first (lst) day following expiration of a leave of absence without good and satisfactory reason and without notice prior to the scheduled date of return, where such notice is reasonably possible;

          i. an employee engages in any other regular employment (other than the employee's "normal moonlighting" job, of which the Company was previously aware and provided that its' performance does not interfere with the employee's return to work) while on leave of absence without the Company's consent;

          j. an employee settles a Workers' Compensation claim for disability and is no longer able to work;

          k. an employee engages in any other regular employment while on leave of absence for a Workers' Compensation matter or a Sick and Accident matter, without first obtaining permission from the Company. A "normal moonlighting" job, of which the Company was previously aware, shall not be construed as a violation of this Article, provided that its' performance does not interfere with the employee's return to work;

          l.   an employee is on medical leave for a period of two (2) years.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 11
                             JOB BIDS AND TRANSFERS

Section 1 After applying, in appropriate cases, Section 2 below, all open positions shall be posted for bidding. Open positions shall be posted on Wednesday and taken down the following Monday, unless Monday is a holiday, in which case they will be taken down the next recognized workday. Before opening a job for bids plant-wide, the Company may elect to first post the job only in the department in which the job is available.

Section 2 When an opening in a particular job occurs, except in the potlines, employees in the same job in that section shall be canvassed to determine, by sectional seniority, if they would like to fill the open position and subsequently created openings in the same job. Only one such bid (lateral) will be honored per vacancy.

Section 3 In order to be awarded a bid on a posted job, an employee, in addition to meeting the criteria of Article 10:

               a. must be licensed if any license is required by Federal or State law or certified if any certification program for that classification has been established by the Company;

               b.   must be a regular, full-time employee;

               c. must not have accepted then rejected, in the first year of this Agreement, two (2) job offers within the last 180 calendar days;

               d. must not have accepted then rejected, in the remaining years of this Agreement, one (1) job offer within the last 180 calendar days;

               e. must be able to return to work with a full release within thirty (30) calendar days after selection is made if on medical leave, unless the new job is within the employees current department. The thirty (30) day restriction will be waived for all bids made within a section;

               f.   has  not   worked  at  the   posted   job  before  and  been
                    disqualified, unless the circumstances have changed.

Section 4 Employees shall be considered for an open job in the following order:

               a. Other employees presently in the job in the section, except in the potlines;


_____________________                                      _____________________
Company                                                                    Union

               b. Employees previously displaced from the job at Company request within the past eighteen (18) months who are still within the section;

               c. Other employees in the section with the job opening including employees presently in the job classification in the section desiring to change shift configurations when a lateral bid has already occurred for the original vacancy;

               d. Employees previously displaced from the section at Company request within the past eighteen (18) months;

               e.   Employees elsewhere in the plant;

               f.   Probationary employees, with the Company's discretion.

               If  there  is more  than  one (1)  eligible  candidate  within  a
               category,   employees   shall  be  considered  by  the  pertinent
               seniority.

Section 5 In the event the successful bidder declines the job, then the job will be offered to next most senior qualified bidder without the necessity of having to rebid the job.

Section 6 Unless mutually agreed, transfer within a section shall occur within seven (7) calendar days. Circumstances permitting, transfers between sections shall occur within thirty (30) calendar days.

Section 7 If an employee successfully bids for a job and cannot perform the job satisfactorily within thirty (30) assigned working days, he will be returned to his previous job with no loss of sectional seniority. If the employee is returned to a former position, the opening created will be filled from the original bid list.

Section 8 An employee may authorize a designated Union official to submit a bid on his behalf. In the event the successful bidder is on vacation at the time of his selection, he shall have authorized a Union official to notify the Company on his behalf that the job has been accepted.

Section 9 An employee who bids to another section on a permanent basis shall lose his previous sectional seniority, and his new sectional seniority shall begin from the time he is permanently transferred to his new section.

               The Company has the right to add, delete, change or modify sections.


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Company                                                                    Union

               If, in so doing, the Company combines sections causing employees to be permanently transferred, sectional seniority of the employees transferred to the combined sections shall be established by merging the seniority lists from each section. If two employees have the same sectional seniority, the employee with the most Plant seniority shall be placed in the position of highest sectional seniority.

               If, in so doing, the Company establishes a new section to which employees will be transferred from only one (1) section, the employees transferred to that section shall retain their sectional seniority.

Section 10 An employee who removes himself from the bargaining unit by accepting a permanent job outside the bargaining unit shall lose all seniority status in the bargaining unit. An employee who accepts a temporary job assignment outside the bargaining unit shall not lose any seniority status in the bargaining unit during that temporary job assignment. Such temporary job assignment shall not exceed six (6) months without mutual agreement. This maximum six (6) month period shall apply to each single temporary job assignment.

Area Job Bidding (Maintenance Fruit Basket)

Section 1 Maintenance employees shall be allowed to bid for area relocation and/or a different shift annually. The Company has the right to change the frequency and duration of the bid for specific areas. The Company also has the right to change the areas/shifts in the Maintenance Departments.

Section 2 By utilizing the existing area job bidding process, the Maintenance employee with the most sectional seniority shall be awarded his choice of area and/or shift. After the employee with the most sectional seniority has been awarded his area/shift, the employee with the next highest sectional seniority shall be awarded his area/shift and so on until all areas and shifts are filled. Each Maintenance employee must make a minimum of three
               (3) selections with his bid. An employee will be awarded the bid based on the ranking of his selections and the area/shift available.

               At no time will the area job bidding allow more than 1/2 of the current crew to leave their area/shift. If more than 1/2 of the current crew bids to leave their area/shift, bids will be awarded by sectional seniority within the area/shift. The employees with the least sectional seniority will remain in the area/shift such that no more than 1/2 of the area/shift is changed. For Rectifier Operators and for Electrical Technicians, three (3) years are required and there shall be a limit of one (1) out per year on Rectifier Operator and two (2) out per year on Electrical Technician.

Section 3 Maintenance Mechanics shall be allowed to bid for area relocation and/or a different shift within the Mechanical Maintenance Department annually.


_____________________                                      _____________________
Company                                                                    Union

               Maintenance area/shifts consist of:

               Hydraulic Shop    *Fab & Field Shop (days)   *Fab Shop (evenings)
               *Potlines         *Carbon (days)             Carbon (nights)
               *Unloading        Casthouse                  *Utilities
               *Air Control      **"A" Shift                **"B" Shift
               **"C" Shift       **"D" Shift

               *The low sectional seniority employee in this area is a floater and can be moved at the discretion of the Company.

               **In these areas, the lowest sectional seniority employees are floaters when their shift is working the day shift.

Section 4      Electricians shall be allowed to bid for area relocation and/or a
               different  shift  within  the  Electrical   Maintenance   section
               annually.

               Electric area/shifts consist of:

               Potlines               "A" Shift (319)       "C" Shift (319)
               Rectifier (3 yr. Term) "B" Shift (potlines)  "D" Shift (potlines)
               "B" Shift (319)        "D" Shift (319)       Carbon (Midnight)
               "C" Shift (potlines)   Carbon
               319 Shop (days)        "A" Shift (potlines)

               Electrical Technicians group (3 year term):

               253 Shop (Day)
               253 Shop (A, B, C, D)

               Note: The Electrician in each area with the least sectional seniority is a floater and can be moved at Company discretion. Shift electricians are required to maintain Type I and Type II certification for proper refrigeration practices.

Section 5 Rectifier Operators shall be allowed to bid for different shifts annually.

Section 6 Machinists shall be allowed to bid for different shifts annually. (Swing and Day Shift.)

Section 7      Oilers shall be allowed to bid for different areas annually.

               Oilers areas consist of:

               Casthouse/Air Control   Potlines             Vacation Relief
               Green Carbon            Fab Shop (evenings)   Potlines
               River/Unloading                              Maintenance (nights)


_____________________                                      _____________________
Company                                                                    Union

Section 8 Maintenance Services (per past practice) shall be allowed to bid for different shifts annually. (Swing and Day Shift.)

Section 9 Garage Mechanics shall be allowed to bid for different shifts annually. (Swing and Day Shift.)

Section 10 Air Control Operators shall be allowed to bid for different shifts annually.


_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 12
                ADJUSTMENTS OF GRIEVANCES & NO STRIKE NO LOCKOUT

     A.   Purpose

     The purpose of this article is to establish procedures for the processing and settlement of grievances as defined in subsection (B) of this Article 12.

     B.   Definition of Grievance

     "Grievance" as used in the Agreement limited to a matter which involve disputes concerning the interpretation or application of, or compliance with, the provisions of this Agreement. Claims relating to benefits denials, other than claims relating to benefit denials by the Steelworkers Pension Trust, "the Trust", and the Steelworkers Health and Welfare Fund, "the Fund", shall be processed through the grievance procedure. Claims relating to benefit denials by the Trust and the Fund shall be processed through the applicable ERISA internal appeal procedure.

     C.   No Strikes

     During the term of this Agreement, neither the Union, its officers, agents, representatives or members, nor any employee will engage in, authorize, instigate, aid, condone or ratify any work stoppage, strike, sympathy strike, slow down or any other impeding of work for any reason. In the event that any work stoppage, strike, sympathy strike, slowdown, or any other impeding of work occurs, the Union, within twelve (12) hours of the request of the Company, shall undertake reasonable steps in an effort to prevent or terminate any such activity. Any employee or employees who violate the provisions of this section may be disciplined, up to and including discharge. Any such discipline or discharge shall be for cause and is subject to the grievance procedure and arbitration procedure.

     D.   No Lockout

          1. The Company and its officers, agents and representatives will not during the term of this Agreement engage in any lockout of employees.

     E.   Procedures for Grievances

          1. Should any grievance arise, there shall be no suspension of work on account thereof, but earnest effort shall be made to settle it promptly in the manner set forth below. Grievances must be reduced to writing before processing to the Second Step upon forms furnished by the Union. The procedure shall be as follows:


_____________________                                      _____________________
Company                                                                    Union

                    FIRST: The oral grievance shall be presented to the supervisor within three (3) working days after the occurrence of the matter which is the subject of the grievance, or after the employee reasonably should have been aware of the occurrence, whichever is later. Grievances may be presented to the supervisor during working hours when such grievances concern matters requiring immediate resolution. The grievance shall be discussed among the aggrieved employee, a Union representative, if the employee so desires, and the supervisor. The supervisor shall either grant or reject the grievance within three (3) working days after it has been presented to him.

                    SECOND: If the dispute is not settled at the first step, a written grievance may be referred to the employee's department head within five (5) working days after receipt of the supervisor's answer. The grievance shall be discussed among the aggrieved employee, a Union representative, and the employee's department head or his designee. The employee's department head shall give a written answer to the grievance within five (5) working days following such meeting.

                    THIRD: If the dispute is not settled at the second step, the grievance may be appealed within seven (7) working days after receipt of the written answer of the employee's department head. Within fourteen days after a grievance is appealed to the third step, the parties will establish a date for the third step grievance meeting. The Company shall designate an employee to be its representative in the third step. The aggrieved employee, a representative of the Local Union, the grievance person from the department, and the International Representative of the Union shall meet with the Company's representative. The Company's designated representative shall give a written answer to the grievance within seven (7) working days following such meeting.

          2. If the dispute is not settled at the third step, the grievance may be appealed to arbitration as provided below, provided notice of appeal to arbitration is served within thirty (30) calendar days within receipt of the Company representative's written answer.

          3. Either party may request a reasonable extension of the time limits referred to in the Article. In the event that either party fails to undertake an action within the time limits set forth above, such failure shall not operate as a default, provided such party, after being notified in writing of such failure, undertakes the action within seven (7) days of the receipt of such written notification.


_____________________                                      _____________________
Company                                                                    Union

     F.   Arbitration

     The Company and Union have agreed to a panel of five (5) impartial arbitrators. Selection of an arbitrator for a particular grievance or grievances shall be from this five-member panel and in a manner mutually agreed upon by the parties. Arbitrators selected to serve on such panel may be changed from time to time by mutual agreement of the Company and the Union.

     The Company agrees that it shall not subpoena or call as a witness in arbitration proceedings any employee from any bargaining unit. The Union agrees that it shall not subpoena or call as a witness in such proceedings any non-bargaining unit employee.

     The arbitrator shall have jurisdiction and authority only to interpret, apply or determine compliance with the provisions of this Agreement, memoranda, supplements, etc., insofar as shall be necessary to the determination of grievances appealed to the arbitrator. The arbitrator shall not have jurisdiction or authority to add to, detract from or alter in any way the provisions of this Agreement, memoranda, supplements, etc. No arbitrator shall be selected in a discharge case unless he agrees in advance to render a decision within 45 days of the close of the record.

     The expense and salary incident to the services of the arbitrator shall be shared equally by the Company and the Union.

     Briefs shall be submitted in the course of arbitration only if requested by the Arbitrator or by mutual agreement of the Company and the Union, except in grievances involving discharge of an employee(s), in which case, either party may submit a brief without consent of the other.

     In the event a transcript is requested by the arbitrator, or the Company elects to have one, the Company will pay the expense of the court reporter, and the Union will pay only the cost of their copy of the transcript if they request one.

     Steps 1, 2, and 3, or any of them, may be waived by agreement of the parties hereto. During each step of the grievance procedure, the Union and the Company shall disclose the pertinent facts and information relied upon. Copies of such information or materials shall be made available.

     If an employee is given a written discipline, written notice of such discipline shall be given to the employee. The written notice shall include a statement of his right to grieve the discipline and to have Union representation. Records of previous disciplinary action more than one year old shall be void and not used for any purpose.

     In the event an employee dies, the Union may continue to process or initiate on behalf of his legal heirs any grievance claim filed prior to or after the death, if such claim would result in a monetary award under any provision of this Agreement.


_____________________                                      _____________________
Company                                                                    Union

     Any payment required under a grievance settlement or arbitration award shall be made within 30 days from such settlement or receipt of such award. No deduction from such payment shall be made for governmental assistance, welfare or private charity assistance received by the grievant during the period covered by such payment. Any award of back pay interest at the current prime rate shall be added to back pay awards decreed by an arbitrator which are not paid within 30 days of the receipt of the arbitration award. Interest will begin to accrue on the 31st day unless the parties agree to extend that time in order to assemble the necessary data to compute the back pay award. If it is necessary to obtain a clarification of the arbitrator's decree in order to determine the amount of back pay, the thirty-day period will begin to run when the clarification of the award is received.

     G.   Expedited Arbitration Procedure

          1. The parties agree to the following Rules of Procedure for expedited arbitration.

          2.   Panel of Arbitrators

               The panel of arbitrators has been established by the headquarter representatives of each party.

               The panel shall be kept current as the need arises, by the headquarter representatives of the parties.

          3.   Liaison with Parties

               Union Coordinator
               Collective Bargaining Services Department
               United Steelworkers of America
               AFL-CIO-CLC
               Five Gateway Center
               Pittsburgh, Pennsylvania 15222

               Company Coordinator
               Appropriate Company Representative

          4. General problems dealing with the Expedited Arbitration Procedure to be discussed with parties are to be directed to the offices of:

               Robert A. Pierson, Staff Representative
               United Steelworkers of America
               District 8
               2441 Mayfair Drive
               Owensboro, KY 42301

               Appropriate Company Representative


_____________________                                      _____________________
Company                                                                    Union

          5. Specific problems relating to specific grievances of hearings shall be directed to:

               Steve Janowick, President, Local 9423
               United Steelworkers of America
               P.O. Box 448
               Lewisport, KY 42351

               Appropriate Company Representative

          6.   Expedited Grievances

               Where grievances concerning written warnings and/or disciplinary suspensions of less than five (5) days and alleged violations of
               Article 15 are to be arbitrated, they shall be arbitrated in the Expedited Arbitration Procedure unless the 3rd Step representatives of both parties agree to refer such grievance to regular arbitration through regular procedures.

               Any grievance applied to this Expedited Arbitration Procedure must be confined to issues which do not involve novel problems and which have limited contractual significance or complexity. Matters involving discharge or discipline in excess of five (5) days shall not be handled in expedited arbitration.

          7.   Hearings

               The hearing shall be conducted in accordance with the following:

               a.   The hearing shall be informal;

               b.   No briefs shall be filed or transcripts made;

               c.   There shall be no formal evidence rules;

               d. The arbitrator shall have the obligation of assuring that all necessary facts and considerations are brought before him by the representatives of the parties. In all respects, he shall assure that the hearing is a fair one.

               e. If the arbitrator or the parties conclude at the hearing that the issues involved are of such complexity or significance as to require further consideration by the parties, the case shall be referred to the third step and it shall be processed as though appealed on such date.


_____________________                                      _____________________
Company                                                                    Union

          8.   Decisions

          A. Decisions shall be mailed to the designated parties not later than 48 hours after the close of the hearing (excluding Saturdays, Sundays, and holidays). In no case will decisions be given or sent to only one of the parties. Decisions shall be mailed to all of the parties at the same time. The decision shall be based on the record developed by the parties before and at the hearing and shall include a brief written explanation of the basis for their conclusion.

                    Decisions will not be cited as a precedent in any discussion of grievances or at any step of the grievance procedure or in subsequent arbitration.

                    The authority of the arbitrator shall be the same as those provided in Section F of this Article.

                    The decisions in expedited arbitration shall be consistent with the decisions issued by impartial Arbitrators through the regular arbitration procedure.

          9.   Fees to Arbitrator for Services and Expenses

               A. The arbitrator shall be paid on the basis of per hearing day which shall also include his written decision on cases heard in such hearing day.

                    A normal hearing day shall be from 9:30 a.m. to 12:30 p.m. and 1:30 p.m. to 4:30 p.m.

               B. The expense and salary incident to the services of the arbitrator shall be shared equally by the Company and the Union.

     H.   Grievance Committee and Stewards

               Section 1. There shall be a Grievance Committee which shall consist of:

                            a.   The Union President as Chairman

                            b.   The Union Vice President as Co-Chairman

                            c.   One potline employee

                            d.   One casting employee

                            e.   One carbon plant employee

                            f.   One maintenance employee



_____________________                                      _____________________
Company                                                                    Union

                           Section 2. The Union will appoint one shop steward and one alternate per shift from and for each of the following areas:

                                        shift maintenance
                                        casting
                                        rodding
                                        potlines
                                        carbon plants
                                        river/cell lining

                                        The Union will appoint one shop steward and one alternate from and for each of the following areas:

                                        electrical
                                        general maintenance
                                        maintenance

                           Section 3. The Union will provide the Company with a written list of all Grievance Committee members, stewards and alternates and will provide the Company with timely written notice of any changes.

                           Section 4. If there is a significant change in the number of employees in any area, the Company and the Union have the right to renegotiate the number of stewards and the areas in which they will be selected.

                           Section 5. Union stewards and Grievance Committee members shall not handle any grievances outside of their respective area unless the appropriate steward or Grievance Committee member is not available.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 13
                         DISCHARGE CASES AND DISCIPLINE

     In the exercise of its rights under Article 14, the Company agrees that no employee shall be peremptorily discharged from and after the date hereof, and in all instances in which the Company may conclude that an employee's conduct justifies discharge, he first shall be suspended. Such suspension, shall be for not more than five (5) calendar days. During this period of initial suspension, the employee if he believes that he has been unjustly dealt with, shall request a hearing and a statement of the offense before the department head or his designated representative, with his grievance representative and/or Chairman of the Grievance Committee present. At such hearing the facts concerning the case shall be made available to both parties. After such hearing the Company may conclude whether the suspension shall be converted into discharge, or, dependent upon the facts of the case, that such suspension be affirmed, extended, or revoked. If the suspension is revoked, the employee shall be returned to employment and receive full compensation for earnings lost, but in the event a disposition shall result in the affirmation or extension of the suspension or discharge of the employee, the employee may within five (5) calendar days file a grievance in Step 2, which shall be deemed to have been appealed to Step 3 of the grievance procedure under Section C of Article 12 and the Step 3 meeting shall be held and a decision made within five (5) calendar days from the date of filing of such grievance. Should it be determined by the Company, or by an arbitrator in accordance with Step 4 of the grievance procedure that the employee has been discharged or suspended without just cause, the Company shall reinstate the employee and pay full compensation for earnings lost.

     Notwithstanding the foregoing, the Company and the Union may agree to a compromise settlement of a discharge case in the event it is shown that the employee was partially at fault, or an arbitrator may in such a case modify the disciplinary action.

     Suspension

     In recognition of the desirability of Union representation for an employee being suspended, the Company will provide representation by first contacting the department Grievance Committeeman or in the department Grievance Committeeman's absence, a Union official so designated by the Union. Such contact will take place prior to the suspended employee leaving the Plant, although both parties accept the fact that the above procedure is not always possible.

     The Company will provide the employee being suspended prior to the employee's leaving the Plant, written notification of the suspension and the reasons therefor.

     Disciplinary suspensions shall not commence during an employee's shift unless, in the opinion of the Company, the immediate suspension of the employee is in the best interests of safety or good order. No such suspension shall be issued until a Union representative has first been notified.



_____________________                                      _____________________
Company                                                                    Union

     With respect to the matter of escorting suspended employees out of the Plant by members of Plant Protection, the Company will provide such services only in those instances where it anticipates undesirable reactions.

     The sole intent and purpose of this section is to provide an employee with proper knowledge and representation, and nothing contained herein is designed to change or delete any of the provisions of the Agreement.

     Justice and Dignity on the Job

     Disciplinary suspensions of five (5) days or less for absenteeism or tardiness shall be administrative in nature and shall not result in the affected employee being removed from active work without pay prior to a final determination of the merits of the suspension in accordance with the Agreement. Disciplinary action of this nature will become a part of the employee's personnel record and may be considered when determining future disciplinary action for the employee. The parties agree that the administrative nature of this discipline does not minimize the impact of the disciplinary action or the need for correction of employee conduct. It shall be no defense or excuse in any future disciplinary action for the affected employee or the Union to maintain in any arbitration proceeding that he did not understand the severity of any discipline issued hereunder.

     In recognition of the difficulties imposed upon the Company through failure of employees to comply with working schedules, an employee reporting late for, or absenting himself from work without just cause, may be disciplined by the Company, subject to the provisions of this Agreement. Any such discipline shall be issued to the employee within fourteen (14) calendar days, excluding vacation days or other scheduled days on which the employee is absent, unless otherwise agreed locally. Employees shall, wherever possible, give prior notice to the Company whenever they either report late or absent themselves from work.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 14
                                MANAGEMENT RIGHTS

     The Company reserves and retains, solely and exclusively, all of its inherent rights to manage the business and the Plant, provided this will not be used for purposes of discrimination against any employee for Union activity. The right to manage the business and the Plant, and to direct the working forces include: the right to hire, assign, suspend or discharge for just cause; to transfer; to determine the complement of employees needed or assigned to perform any particular function, in the exercise of which right the Company shall first meet with the Union and bargain concerning any proposed change and may implement after reaching impasse; to relieve employees from duty because of lack of work or for other legitimate reasons; to make and enforce reasonable rules for the maintenance of discipline; and to take such measures as Management may determine to be necessary for the orderly, safe and efficient conduct of the business. In exercising its rights under this Article, the Company shall observe the terms of this Agreement.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 15
                                   SUPERVISORS

Supervisors shall not perform work on a job normally performed by an employee in the Bargaining Unit; provided, however, this provision shall not be construed to prohibit supervisors from performing the following types of work:

(a)  experimental, development, and other research work;

(b) demonstration work performed for the purpose of instructing and training employees;

(c) work required by emergency conditions which are unforeseen circumstances that call for immediate action to prevent injury to personnel, damage to equipment, or loss of material; and

(d) work which is negligible in amount, and which also, under the circumstances then existing, it would be unreasonable to assign to a Bargaining Unit employee.

Work which is incidental to supervisory duties on a job normally performed by a supervisor, even though similar to duties found in jobs in the Bargaining Unit, shall not be affected by this provision.

For the purposes of this Article, the term "supervisor" shall include other non-bargaining unit employees of the Company.

During the first sixty (60) days of this Agreement, no grievances will be filed concerning any alleged violation of this Article. However, during this period, the parties will endeavor to evaluate the extent to which non-bargaining employees of the Company are normally performing tasks which may constitute bargaining unit work and will endeavor to resolve any such concerns as well as any concerns which arise regarding any alleged violations of this Article.

Dual Supervision

It is recognized by the parties that circumstances wherein employees receive conflicting orders should not exist. It is mutually agreed that an employee is obligated to take orders from one supervisor at a time and will not be held responsible for contradictory orders because of dual or multiple action in the direction of the working force by the management. The employee will be held responsible for only the last order received. Therefore, supervision will make every effort to cooperate toward the end result of minimizing conflicting instructions and will contact the supervisor who issued the prior orders if at all possible in order to minimize this problem.

The Company shall be responsible for notifying employees of any and all changes in supervision, which includes initial assignment or any assignment during the shift.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 16
                                SAFETY AND HEALTH

I.   SAFETY AND HEALTH PROCEDURES

     The Company and the Union will continue to cooperate toward eliminating safety and health hazards and will continue to encourage employees to use the procedures stated herein in reaching this objective.

     The Company, in accordance with applicable Federal and State laws shall furnish to each employee, employment free from recognized hazards that are causing or are likely to cause death or serious physical harm. Further, the Company shall comply with Occupational Safety and health Standards promulgated under any such laws. All employees will be required to perform their jobs in the safest manner prescribed, encouraged to report workplace hazards, make suggestions for their control and cooperate toward the over all success of the safety program. Hazards will be corrected as soon as practical. Employees also recognize their responsibility to perform their duties in a safe manner.

     It is intended that the International Union, Local Unions, Union safety committees and its officers, employees, and agents shall not be liable for any work-connected injuries, disabilities, or diseases which may be incurred by employees. In this Article, the Union through its various representatives, committees, officers, employees, and agents has been accorded participation relating to employee safety and health; however, it is not the intention of the parties that these provisions shall in any way diminish the Company's exclusive responsibility.

     Further, it is clearly understood by the parties that this Article shall not be used for the purposes of concerted activity or to avoid unpleasant working conditions inherent in any particular operation, and nothing contained in this Article shall abridge the rights of the Company under Articles 12 and 14 of this Agreement.

     A joint safety and health committee to consist of seven (7) Local Union members chosen by the Local Union President and such Company members as are designated by the Company will function at the plant, meet monthly, and shall concern itself with the items outlined below:

     1. The Company and the Union representatives of the Committee shall cooperate and work together in considering the practices and rules relating to safety and health.

     2. Suggest appropriate changes to existing practices and rules and recommend adopting of such changes.

     3. Review and develop data which will be useful in identifying accident sources and injury trends and which identify health hazards.



_____________________                                      _____________________
Company                                                                    Union

     4. A Company member of the committee shall maintain minutes of its activities. Minutes will be mailed to the Union Safety Chairman within fifteen (15) days of the meeting. Amendment to the minutes must be provided to the Company Co-chairman in writing within five (5) working days upon receipt of draft, otherwise, minutes will be published as written.

     Each  party  shall   designate  a  co-chairman.   It  shall  be  the  joint
responsibility of the committee-cochairmen or their designees to:

     1. Investigate accidents and safety and health hazards, whether they result in injury or not, excluding first-aid cases. The Co-chairmen shall develop guidelines for investigating such incidents. The results of such investigations will be reported in writing at the next full committee meeting.

     2. Jointly inspect work areas they deem appropriate for inspection and report the results of such monthly inspection to the full committee at its next meeting.

     3. Accompany State and/or Federal Safety and health and Environmental officials who are on the Plant site to investigate employee complaints relating to employee safety and health.

     At every third monthly meeting the committee shall review its activities conducted during the previous period. The International Union staff representative servicing the location may attend and participate in this meeting.

     The Company shall provide protective devices, wearing apparel (excluding safety shoes) and other equipment that is necessarily and customarily provided in the industry to protect employees from industrial illness and/or injury. Employees shall utilize such protective equipment and apparel when necessary to prevent industrial illness and/or injury. The Management and Local Union Co-chairmen of the Joint Safety and health Committee shall confer and resolve any safety and health problems associated with personal apparel provided by the Company. The Company will continue to maintain adequate first-aid coverage and other medical services.

     On July 1 of each year of the Agreement, each employee who on that date has one year of continuous service shall receive an allowance of $90.00 to purchase safety shoes for his wear at the Plant. This allowance will not be subject to tax as long as permitted by the Internal Revenue Service and State laws.

     The Joint Health and Safety Committee will be provided Company personnel contacts for both environmentally and industrial hygiene matters which may be used as a technical and advisory resource in the area of ventilation, temperature control, fumes, smoke, toxic substances, flammable materials, chemicals, solvents, and compounds.



_____________________                                      _____________________
Company                                                                    Union

     Specifically, these environmental and industrial hygiene contacts are available to the Joint Safety and Health Committee in matters pertaining to acceptable health levels and techniques of monitoring environmental control. It is also expected that the Committee will have occasion to communicate with individual employees and groups of employees concerning implementation of applicable safety and health laws and standards. Any unresolved issues under this Article may be entered at the third step of the grievance procedure.

A. An employee who believes that there exists an unsafe condition beyond the normal hazards inherent in the operation, which involves an immediate danger of injury to his person, may request an immediate meeting with his supervisor. The supervisor shall investigate to determine whether or not such conditions do exist.

     1. If the supervisor determines that such imminently hazardous conditions do not exist and the employee still believes that such conditions do exist, the matters shall be reduced to writing by the employee on forms provided by the Company and the employee may then request that the Company Safety Engineer and the Chairman of the Union Safety Committee, or their designated representatives, confer immediately on the subject. The employee will then be assigned other work in his classification or another classification as appropriate, or substitute work if available. Upon conferring the parties must first decide if an immediate danger of physical injury exists. If the parties agree that no such danger of immediate physical injury exists, the employee shall perform the work.

     2. If upon conferring the Safety Engineer and the Chairman of the Union Safety Committee cannot agree if an immediate danger of physical injury exists, the work shall be performed by the employee. If the employee believes that there still exists an immediate danger of physical injury to his person, he will be assigned other work in his classification or offered work in another classification as appropriate, substitute work, if available, or he will be sent home. Nothing contained in this Article shall preclude the Company from assigning another employee to the job in question after he is advised by supervision that an unsafe condition has been alleged. No employee, other than communicating the facts relating to the safety of the job, shall take any steps to prevent the assigned employee from working on the job.

     3. If the Company Safety Engineer and the Chairman of the Union Safety Committee are in dispute, the matter shall be submitted immediately to the Company Safety Director and Headquarters Representative of the International Union's Health, Safety and Environment Department, who if they cannot resolve the dispute, shall immediately submit the matter to an arbitrator who has been agreed upon in advance, whose decision shall be final and binding, and whose expenses, if any, shall be shared equally by the Company and the Union. While the case is awaiting decision, the work in question may be performed by supervisors or outside contractors.



_____________________                                      _____________________
Company                                                                    Union

     4. In all cases under the above procedure the disposition of the complaint shall be reduced to writing on the forms provided for that purpose.

          If the employee is sent home and it is later decided in accordance with the above procedure that such conditions did not exist, the Company may exercise its rights under Articles 12, 13 and 14 of the Agreement. If, on the other hand, the employee is sent home and it is later decided in accordance with the above procedure that such conditions did exist, the employee shall be entitled to recover the pay for the lost time.

     In providing the procedures outlined above, the parties agree to guard against the misapplication of this procedure by those seeking to use it for purposes not related to safety or health and/or by the misapplication of the immediate danger provisions described above. It is, therefore, the continuing responsibility of all employees, as well as all Company and Union representatives, to make certain that the provisions of this Article 16A are applied solely for, and in the manner intended herein. If the Company believes that this Article 16A procedure is being abused under this Agreement, use of this section may be suspended until the Designated Company and Union Officials have an opportunity to review such abuse and take necessary corrective action. Such suspension of this Section shall not be implemented during the processing of a grievance as provided in this
     Article 16A.

     B. An employee alleging an unsafe working condition beyond the hazards inherent in this particular operation, which does not pose an immediate danger of injury to his person, should file a grievance in Step 2 of the grievance procedure rather than use the 16A procedure above. It is understood and agreed that if the grievance is filed on an unsafe working condition, such grievance shall receive preferred handling and shall be expedited through the grievance procedure. The Department Head shall meet with the Chairman of the Local Union Safety Committee in Step 2 and if they cannot resolve the issue, it will be appealed to the Company Safety Director, and the Chairman of the Local Union Safety Committee.

     C. A reasonable number of Union members of the Joint Safety and Health Committee shall have access to all places in or about the Plant or property of the Company at reasonable times to investigate safety and health conditions, provided reasonable notice has been given to the department head to be visited or his designated representative. Each such Union member of the Joint Safety and Health Committee shall upon reasonable notice to this immediate supervisor, be afforded such time off without pay as may be required for the purposes of making such inspections and performing other duties provided for in this Article. The Director of the International Union Safety, Health and Environment Department, or his designee, may arrange to make a Plant visitation by making arrangements with the Union Chairman of the Negotiating
          Committee who may contact the Company Chairman of the Negotiating Committee.



_____________________                                      _____________________
Company                                                                    Union

     D. When an employee is temporarily reassigned from his job because of a Company medical determination establishing that exposure to a toxic substance involved in such job has adversely and temporarily affected his health, he shall retain his regular rate of pay for a period of not more than sixty (60) calendar days while working on any other Company assigned job. The local parties may mutually agree to an extension of the rate retention period.

Safety Equipment

1.   Safety Shoe Purchase:

     The Company shall maintain an inventory of a single style of safety shoes for employee purchase in the event of an emergency.

2.   Gloves:

     The Company will make available adequate gloves or hand protection under the same conditions as in the past.

     The Company will make the determination as to what type of gloves or hand protection will be made available in each department and/or in a specific job with consultation of the appropriate members of the Joint Safety and Health Committee.

     It is understood that the employee shall be required in turn in the worn out or unusable gloves or hand protection before a replacement in kind will be issued.

3.   Prescription Safety Glasses:

     a. The employee will be responsible for the cost of all prescriptions (including professional fees) for safety glasses. The Company shall pay the dispensing fee, including the cost of fittings.

     b. The cost of the original pair will be paid by the Company as well as the cost of replacement of prescription lenses when required by changes in vision. The cost incurred for replacement of lenses due to vision change will be paid not more frequently than once every year.

     c. Replacement of safety glasses will be made without cost when damage occurs within the course of employment. When damage or loss occurs due to employee negligence, replacement cannot be covered, and the total cost of replacement will be charged to the employee.



_____________________                                      _____________________
Company                                                                    Union

     d. Certification of how damage occurred, signed by the employee's supervisor, must be presented along with the damaged glasses at the time replacement is requested.

     e. The cost of replacement of prescription lenses when required by changes in vision will be split 50-50 between the employee and the Company, when the vision change is more frequent than once per year.

     f.   When  employees  place an order  through the  Company for  replacement safety glasses and are required to wear personal glasses while awaiting delivery of the replacement safety glasses, and such replacement takes over six (6) weeks from the date of order, the Company will be responsible for any damage to the employee's personal glasses occurring after the six (6) weeks' date.

4.   Damaged or Destroyed Clothing:

     The practice to be followed for the replacement of an employee's clothing, damaged or destroyed due to unusual circumstances occurring during the performance of the employee's job, has been, and will continue to be, that each case will be judged on its own merits.

5.   Outside Wearing Apparel:

     The Company recognizes that during inclement weather any employee who is not normally required to work outside will be furnished with proper rainwear to protect the employee from the elements.

First-aid Visits:

1. When an employee receives an industrial injury or becomes ill which, in the opinion of the Company Medical Department, needs the immediate attention of a physician and there is no physician available in the Medical Department at the time, the Company will continue to assume the responsibility to transport the employee immediately to a hospital or a physician, whichever is necessary.

2. The Company Medical Department will schedule employees for re-dressings and re-examinations in cases of industrial injuries on their regularly scheduled shifts. It is understood, however, that employees so injured may elect to receive such treatment on their own time other than their regularly scheduled shift.



_____________________                                      _____________________
Company                                                                    Union

3. From time to time, the Company's Medical Department will advise employees that they should be examined or receive further treatment during their regular days off. It is understood that as this situation occurs, the employees may elect to receive such treatment on their own time at the Company's Medical Department or from their personal physician. It is further understood that the cost of treatment by the employee's personal physician will not be paid for directly by the Company.

4. When employees are required to have a medical release for work, they may present a release from their personal physician for approval by the
     Company's  Medical  Department.  It is  agreed  that  the  purpose  of this understanding  is  to  expedite  the  employee's  return  to  work  when  a professional physician is not available in the Company's Medical Department. It is understood that the Company's Medical Department will evaluate the employee's physical and mental fitness when and as necessary.

5. Unless unusual circumstances regarding an employee's physical condition are evident, the Company's Medical Department will make every reasonable effort when a Company physician is not present in the Medical Department, to give the employee a temporary clearance for work with the understanding that the employee may be required to report to the Medical Department as scheduled to obtain final clearance from the Company physician.

6.   Medical Clearance:

     a.   Return to Work:

          Normally,  when a  Company  doctor  is not  available  to  examine  an
          employee   prior  to  his  return  to  work,   the  employee  will  be
          provisionally permitted to return to work, pending subsequent clearance by the Company's doctor, upon presentation of a statement from his personal doctor certifying his fitness to do so. However, in those cases where the nature of the illness or injury is such that the Company requires clearance by the Company doctor, such will be necessary prior to return to work.

     b.   Third Doctor Arbitration:

          If any difference shall arise between the Company and the Union as to the employee's ability to return to work, such difference shall be resolved by filing a grievance, which shall be deemed waived by the parties to Step 3. Differences remaining thereafter shall be submitted to a special arbitrator whose decision shall be final and binding on all parties. The arbitrator shall be a physician mutually agreed upon between the Company doctor and a doctor appointed by the Union. It is understood that it is the prerogative of the Company or the Union to have their respective physicians present to assist in the presentment of their opinions and the facts in resolving the dispute. The fees and expenses of the physicians selected by the Company and the Union shall be borne by the party appointing such physician, and the fees and expenses of the third physician, the arbitrator, shall be shared equally by the Company and the Union.



_____________________                                      _____________________
Company                                                                    Union

7.   Medical Monitoring

     The Company and the Union will undertake to initiate a program to ensure proper and necessary medical monitoring of employee health where there may occur a health problem that affects a group of employees. The Company intends to actively pursue such a program on a continuing basis and expects the cooperation of our employees and the Union in such program.

8. It is further understood that when employees are absent for other than nominal periods of time, they will keep the Company Medical Department advised in advance of their intended time of return, the name of their attending physician, and the reason for absence and any conditions of their return.

     The Company may make reasonable inquiry regarding the status of an employee's medical condition as it relates to the employee's fitness and timing to return to work. Such inquiry may be made directly to the employee's treating health care professionals and/or the Company may require the employee to be examined by the Company Doctor at the Company's expense so that such an assessment may be made.

9. When an employee reports to the Company's Medical Department during day shift with a return to work slip from his personal physician authorizing return to full employment, and is held in the Medical Department as a result of the Company requiring the employee to see the Company doctor, and subsequently returns to work on that same shift, the Company will reimburse the employee for the time on that shift which the Company caused the employee to miss as a result of his being in the Medical Department. The employee should report to the Medical Department sufficiently in advance of the start of the day shift so as to permit examination by the Company Doctor prior to the shift starting time under ordinary circumstances.

INTERPRETATIONS, LETTERS, AND MEMORANDA

1.   Safety and Health Matters

     a.   Medical Records:

          Employee medical records files shall be maintained under the control of the Medical Department or a licensed physician, under conditions of confidentiality appropriate to ethical medical practice. An employee's medical record file shall not be released to any individual without the informed written consent of the employee, except where legally required.



_____________________                                      _____________________
Company                                                                    Union

          The Medical Department may provide medical opinions, prognoses, or recommendations to the Company or to the Union, without the consent of the employee, where such information does not contain specific diagnoses or details, and where such information is necessary to the Company as the employer or the Union as the employee representative. Whenever the Company physician detects a medical condition, which in his judgment requires further medical attention, the Company physician shall advise the employee of such condition or to consult with his personal physician.

     b.   Sampling

          The Company will continue its program of periodic in-Plant air sampling, heat stress and temperature testing, and noise testing under the direction of qualified personnel. Where the Union Co-Chairman of the Joint Safety and Health Committee reasonably believes there is a significant on-the-job health hazard due to in-Plant air pollution or noise, the Company will make appropriate tests and investigations that are reasonable and necessary and will notify the Union Co-Chairman of the Joint Safety and Health Committee when such a test is to take place.

          Upon request, the Union Co-Chairman or designee may be present to observe the sampling or testing activities. A report based on such tests and investigations will be given to the Union Co-Chairman. A copy of the underlying sampling and testing results will also be provided to the Union Co-Chairman.

          The Company will endeavor to enlist volunteers for its sampling programs. However, if sufficient numbers of volunteers are not available, the Company may require employees to utilize sampling devices.

     c.   Toxic Materials

          Where the Company uses materials at levels considered to be toxic under normal conditions of use, or where employees might be exposed to unusual concentrations of toxic materials through accident, it shall inform the affected employees what hazards, if any, are involved, and what precautions shall be taken to insure the safety and health of the employees. Upon the written request of the Union Co-Chairman of the Joint Safety and Health Committee, the Company shall provide, in writing, requested information from material safety data sheets, or their equivalent, if they are available to the Company on toxic substances to which employees are exposed in the work place; provided that when the information is considered proprietary, the Company shall so advise the Union Co-Chairman, and provide sufficient information for the Union to make further inquiry.



_____________________                                      _____________________
Company                                                                    Union

     d.   Safety and Health Training

          The Company recognizes the special need to provide appropriate safety and health training to all employees. The Company presently has safety and health training that provides either the training described below or the basis for such training as it relates to the needs of the Company.

          Departments  with  continuous   operations  may  schedule  safety  and
          company-related meetings before or after shifts upon 48 hours notice with pay for actual time spent in such meetings.

          Training programs shall recognize that there are different needs for safety and health training for newly hired employees, employees who are transferred or assigned to a new job and employees who require periodic retraining.

          (1)  Training of Newly Hired Employees

               Newly hired employees shall receive training in the general recognition of safety and health hazards, the applicable Agreement provisions, and the purpose and function of the Company's Safety and Medical Departments, the Local Union Safety Committee and the International Union Safety, Health and Environment Department. In addition, upon initial assignment to their duties, they shall receive necessary training on the nature of the operation or process, the safety and health hazards of their duties, safe working procedures, the purpose, use, and limitations of personal protective equipment required, and other controls or precautions associated with their duties.

          (2)  Training Review

               The necessary training of employees shall be directed to the hazards of the duties to which they are assigned. Such training shall include hazard recognition, safe working procedures, purpose, use, and limitations of special personal protective equipment required and any other appropriate specialized instruction.

               The Union Co-Chairman of the Joint Safety and Health Committee and the International Union Safety, Health and Environment Department or a designee shall, upon request, be afforded the opportunity to review the training program for all employees at the Plant level.



_____________________                                      _____________________
Company                                                                    Union

          (3)  Retraining

               As required by an employee's duties and assignment area, periodic retraining as necessary shall be given on safe working procedures, (hazard recognition, and other necessary procedures) and precautions.

     e.   PCB Control Program

          The Company,  as required by law, shall  continue its control  program
          for  handling  and  disposing  of  oils   containing   polychlorinated
          biphenyls (PCB's).

     f.   Confidentiality

          Information provided pursuant to this Article shall not otherwise be divulged, released, or used for any other purpose without the written consent of the Company Co-Chairman of the Joint Safety and Health Committee.

II.  ALCOHOL AND DRUG ABUSE POLICY

A.   INTENT

     1. The intent of this policy is to assist in maintaining a work environment for employees free from alcohol and drug abuse. Therefore, employees are:

          a) required to report for work and conduct duties free from the influence of alcohol or other drugs; and,

          b) not permitted to use, possess, manufacture, sell, purchase, transfer or otherwise distribute alcohol or drugs on Company premises or while on Company time.

     2. While it is recognized that alcohol and drug dependency may contribute to impaired work performance and costs to the Company and its employees in many ways, it is also recognized that such dependency may be an illness and treatable condition.

          Therefore,   this  policy  is  further   intended  to  encourage   the
          identification and referral of affected employees to appropriate treatment on a strictly confidential basis.



_____________________                                      _____________________
Company                                                                    Union

          Employees in need of help shall be made aware of and encouraged to participate in the Company Employee Assistance Program (EAP).

          This program shall receive full commitment and support from the Company, the Union and all employees. There shall be no retribution or special privileges as a result of employee EAP participation.

B.   PURPOSE

     1. It is recognized that the Company's greatest asset is its workforce. As in any prudent business, its present and future prosperity depends on its people. It is also recognized that each employee has the personal potential and capacity, through acceptable job performance, to contribute to the overall prosperity of the operation. However, as in any community, there are certain outside factors which can adversely affect an individual's ability to make a full contribution.

          Therefore, a purpose of this program is to encourage an environment in which employees can freely seek assistance and support to minimize or overcome such outside factors that diminish the ability to contribute to the operation through acceptable job performance.

     2. In belief that all employees are valued, a sincere effort shall be made to assist substance or otherwise troubled employees, when reasonably possible. Also believed is that this given investment in employee assistance may significantly improve the job performance and well being of all employees.

     3. The selected EAP provider shall be available to diagnose, counsel and/or refer troubled employees to appropriate treatment or other needed assistance.

     4. The parties shall jointly advertise the EAP program and encourage its use by employees.

C.   SCOPE

     The scope of this Policy shall apply to all employees and provide for any substance or otherwise troubled employee to freely seek assistance under the EAP to maintain the desired status of a healthy and productive worker. However, it is also understood that under certain circumstances it may become necessary for certain employees to be directed, as a condition of continued employment, to seek and maintain such assistance.



_____________________                                      _____________________
Company                                                                    Union

D.   TEST PROCEDURES

     In commitment and pursuit of the objective to provide all employees with a workplace free from the influence of alcohol and other drugs, the following test procedures and related understandings for all employees are established.

     1. Definition: As used herein, aside from the term alcohol, a drug is any of the substances defined in the Federal Government List of Drugs and Harmful Substances applied by the Bureau of Narcotics and Dangerous Drugs.

     2. Prescribed and Over-The-Counter Drugs: Except as provided below, the use or being under the influence of any legally obtained controlled substance by an employee on Company premises or while on Company time is prohibited to the extent such use or influence may affect the safety of employees, customers or members of the public; the employee's job performance; or the safe and efficient operation of the Company's facilities. An employee may continue to work, even though under the influence of a legal controlled substance, if the Company has determined that the employee does not pose a threat to his or her own safety, the safety of co-workers, or the safety of customers or the general public, and the employee's job performance is not significantly affected by the legal drug. Otherwise, the employee may be required to take a medical leave of absence or comply with other appropriate action as determined by the Company.

          If the use of an over-the-counter or prescribed medication could affect an employee's ability to perform work safety, the employee shall notify the Medical Department. As to the use of prescribed or over-the-counter drugs that may affect job performance, questions pertaining to same shall be referred to the Company's Medical Department where any determination regarding an employee's continuation of duties, temporary reassignment or temporary relief from duties shall be made by accredited medical personnel.

     3. Alcohol Test: Alcohol testing shall be conducted initially with a saliva test and then by an accredited operator using maintained and calibrated breathalyzer equipment, or by blood-alcohol test. An alcohol concentration equaling or exceeding the limit established by the United States Department of Transportation (for over-the-road drivers) or the equivalent standard under State law for violation of driving a motor vehicle while "under the influence" of alcohol, whichever is less, shall be considered "positive" for purposes of this Policy.

     4. Drug and Alcohol Testing: The Company shall not randomly test for drugs or alcohol. In addition to any test required by Federal or State law, the Company retains the right to require an employee to submit to unannounced urinalysis, breathalyzer test, blood alcohol test, or physical examination under the following circumstances:



_____________________                                      _____________________
Company                                                                    Union

          a.   Pre-employment (to the extent permitted by law).

          b.   As required by Federal and/or State Department of  Transportation
               (DOT) regulations.

          c. Upon physical examination following sickness, layoff or other leave exceeding ninety (90) days.

          d.   Following a prior positive alcohol or drug test.

          e. For "reasonable suspicion" based upon observation and good faith belief that an employee is under the influence of drugs or alcohol; such belief may be based upon but not limited to the smell of alcohol, slurred speech, staggering gait, or other abnormal physical or psychological behavior typically associated with drug and alcohol intoxication or impairment, as well as other non-typical individual behavior and a pattern of absences/latenesses.

          f. Upon involvement in an accident on Company premises or while on Company time.

     5. All test results/findings shall be reported back "in confidence" and directed only to those Company and Union representatives having a need-to-know.

     6. When a urine specimen is required under this Policy, the employee will be allowed to submit the specimen in the privacy of a controlled environment.

     7. A split-sample of each urine specimen submitted shall be retained to provide the affected employee, upon request and without cost, with a follow-up test of any initial test believed in error.

     8. "Chain of custody" means a sequence of documents, signatures and dates of all persons handling a specimen so that the Company may later prove how the specimen was passed from one person to the next.

     9. Refusal to provide a blood sample, or provide a urine sample, or submit to a breathalyzer test as required under this Policy, or the submittal of a doctored/tampered-with sample, or the detection of a masking agent in the sample, or otherwise refusing to cooperate in the testing process shall result in discharge.



_____________________                                      _____________________
Company                                                                    Union

E.   DRUG/ALCOHOL TEST LEVELS AND LABORATORY ANALYSIS PROCEDURES

     1. The initial drug test to be conducted in all testing circumstances will be by kinetic interaction of microparticles in solution (KJMS) for the following drugs or classes of drugs: marijuana metabolites, cocaine metabolites, opiate metabolites, phencyclidine, amphetamines, and barbituates. Any testing done pursuant to this Policy shall be conducted in as confidential manner as possible under the circumstances, without compromising the test, and in accordance with all applicable State and Federal laws.

          The test will be conducted in accordance with the accepted standards and procedures for the administration of such tests, including sample splitting and maintenance of "chain of custody" criteria.

          If an employee tests negative under the initial KIMS test, the specimens are disposed of and no further action is taken. If an employee tests positive under the initial KJMS test, the specimens identified as positive under the initial testing must be confirmed using a Gas Chromatography/Mass Spectrometry (GC/MS) test. If an employee tests negative under the confirmatory GC/MS test, the specimens are disposed of and no further action is taken. If an employee tests positive under the confirmatory test, the employee will be subject to discipline up to and including discharge, as provided herein.

     2. The "laboratories" used for drug testing must have a quality assurance program encompassing all of the testing processes. Participation in a recognized accreditation and proficiency testing program for drugs of abuse is required.

     3.   The drugs that will be included in the testing are as follows:

               Amphetamines
               Marijuana (metabolites)
               Cocaine (metabolites)
               Opiates (metabolites)
               Phencyclidine
               Barbituates    (Initial Screen: 200 ng/ml;
                              Confirmatory Screen: 300 ng/ml)

          The cut-off levels that shall be used when initially screening specimens and the cut-off levels that shall be used for confirmatory screenings to determine whether the specimens are negative or positive shall be those cut-off levels approved by the United States Department of Health and Human Services (Mandatory Guidelines for Federal Workplace drug testing programs). The presence of an amount of substance equaling or exceeding these cut-off levels respectively shall be considered "positive" for the purposes of this Policy. The cut-off levels for barbituates are as noted above.



_____________________                                      _____________________
Company                                                                    Union

F.   POSITIVE TEST RESULTS

     1. Probationary employees refusing to be tested, or testing positive pursuant to this Policy, will be terminated immediately.

     2. Any permanent employee who tests positive for drugs or alcohol for the first time will be suspended without pay for not less than seven (7) working days and further:

          a. He shall be required as a condition of continued employment to utilize the Company's Employee Assistance Program ("EAP"), the cost of which shall be borne by the Company.

          b. Upon failure to schedule within forty-eight (48) hours of the test results or the next business day thereafter, such EAP counseling and/or treatment and to adhere to the participation requirements of the EAP, the employee will be terminated.

          c. He shall be required to submit to a retest before returning to work; if such retest is positive, the employee will be terminated. Such retest shall not be given before thirty (30) days following the test results unless an earlier date is requested by the employee.

          d. Any employee whose retest is negative under this paragraph 2 and who subsequently returns to service will be subject to additional unannounced drug and/or alcohol tests (no more than six [6] times per year) at any time for up to twenty-four (24) months after returning to service.

          e. A second drug or alcohol test which is positive within three (3) years of the return to work within section "c" above will result in the immediate termination of the employee.

G.   MISCELLANEOUS

     1. All tests will remain confidential and only those Company and Union representatives having a need to know will be informed of the results. Results will be maintained in a separate, confidential file and will not be maintained in the employee's personnel files.



_____________________                                      _____________________
Company                                                                    Union

     2. An employee who suffers from drug or alcohol abuse is encouraged to utilize the Company's EAP. For such utilization to be allowed without any possibility of discipline, such assistance must be sought before drug and/or alcohol use or abuse creates inappropriate work performance or inappropriate behavior at work. An employee's decision to seek assistance from the EAP before work performance or behavior difficulties occur will be kept confidential. Furthermore, the Company assures employees that voluntary participation in diagnosis, treatment, and rehabilitation will not jeopardize their job security and/or promotional opportunities. Once work performance or behavior difficulties affecting the job or the Company do occur, however, the subsequent voluntary use of the EAP will not necessarily prevent disciplinary action, up to and including discharge.

     3. Where the Company has reasonable cause to believe the use of drugs or alcohol, or in the event of post-accident testing, the subject employee will be relieved from work pending the results of the testing.

          Employees who are suspended pending receipt of the results who test negative shall be reinstated and will be paid their regular straight-time hourly rate (including shift premium or holiday pay, if applicable) for all scheduled hours missed during the suspension.

     4. Any employee confronted with a request to submit to an alcohol or drug test shall be provided, upon request, Union representation before any further action is taken. Disputes as to requirements for drug or alcohol test, test procedures, confidentiality, chain-of-custody, discipline, discharge or believed misapplication of any portion of this Policy shall subject the matter to the grievance and arbitration procedure which may be pursued by the affected employee or the Union itself.

     5. The use, possession, manufacture, sale, purchase, transfer or other distribution of an illegal drug or alcohol by any employee on Company premises or while on Company time is prohibited and will result in immediate termination.

     6. The Company, when reasonable cause for such action exists, reserves the right to conduct unannounced searches for illegal drugs and alcohol anywhere on Company property, including, but not limited to, lockers, tool boxes, desks, file cabinets, and personal vehicles parked on Company property in those areas requiring parking permits. Company personnel will not inspect personal vehicles without the employee's permission. All searches shall be conducted in the presence of a Union representative and the affected employee if he is on the Company premises at the time of the search. Employees who refuse to cooperate during such unannounced searches may be subject to disciplinary action, up to and including discharge. Any suspected contraband will be put in clean containers and marked for future identification and testing. The employee will receive a receipt from the Company for any items taken into possession by the Company.



_____________________                                      _____________________
Company                                                                    Union

     7. In the event a urine sample is determined to be invalid or unreliable due to circumstances unrelated to the conduct of the individual, the individual will be immediately notified of the circumstances requiring a new test and will be required to undergo a new test.

     8. No employee will suffer loss of wages while undergoing such tests, and all costs involving transportation to and from a physician's office, clinic, hospital, or other collection site, and all costs of examination and tests will be paid by the Company. Any loss of wages and benefits incurred by an employee while waiting for the results of a drug or alcohol test will be reimbursed, making the employee whole, if the test result proves to be negative.

     9. No employee may utilize the Company EAP in-patient program more than three (3) times during the term of this Agreement and no more than once a year.

III. TOBACCO PRODUCTS

     Tobacco products may be used in any portion of a Plant building or vehicle which is not heated or air cooled. Tobacco products may also be used in all outside areas on the Plant site.

     Smoking shall not be permitted anywhere in Green Carbon and the spent cell lining building.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 17
                             GROUP INSURANCE PROGRAM

I.   Active Employee Medical, Dental, and Vision Benefits

     Except as provided in part VII below, during term of this Agreement, the Company shall provide to active employees the medical (including prescription drugs), dental, and vision benefits attached hereto as offered by the Steelworkers Health and Welfare Fund. During the term of this Agreement, the monthly premiums to be paid by active employees are as follows:

                       Individual                  Family
                       ----------                  ------

     Medical            $   10.00                 $   25.00
     Dental             $    0.00                 $    0.00
     Vision             $    0.00                 $    0.00

II.  Retiree Medical Benefits

     During the term of this Agreement, the Company shall provide to retirees, who retire on or after December 1, 2000, the same medical benefits (including prescription drugs) provided to active employees, except that outpatient treatment of mental and nervous disorders is covered at 50% of reasonable and customary charges per visit for 40 visits. Inpatient treatment of mental and nervous disorders is covered at 50% of reasonable and customary charges.

     To be eligible for retiree insurance, a retiree must have at least ten (10) years of service and be at least age 50 and age plus service years must total 75 or have 30 years service and qualify for a NSA annuity.

     Retirees, when eligible, must be enrolled in Medicare Parts A and B. The Medical Plan, for retirees, will pay secondary to Medicare and the "carveout" method of Medicare coordination will be used.

     During the term of this Agreement, the monthly premiums to be paid by retirees under 65 are as follows:

          Retirees who qualify for a NSA annuity:
               $50.00 per person per month

          Retirees who do not qualify for a NSA annuity:
               $125.00 per month for retiree only
               $250.00 per month for retiree and spouse
               $375.00 per month for family

     During the term of this Agreement, the monthly premiums to be paid by retirees age 65 or older are as follows, except that a retiree who qualifies for a NSA annuity pays at the $50.00 per person per month rate unless he qualifies for a lower rate by virtue of having 35 or more years of service:



_____________________                                      _____________________
Company                                                                    Union

          Years of Service                  Per Person Per Month
          ----------------                  --------------------

             40 and above                          No cost
                 35                               $  38.00
                 30                               $  50.00
                 25                               $  63.00
                 20                               $  75.00
                 15                               $  88.00
                 10                               $ 100.00

III. Retiree Dental and Vision Coverage

     Dental and Vision will be available through COBRA at the following rates effective December 1, 2000.


         Dental             Member:                 $  19.35/month
                            Family:                 $  55.05/month

         Vision             Member:                 $  2.80/month
                            Family:                 $  7.55/month

     The COBRA rates referenced in Section III above may be adjusted upward during the term of the Agreement depending on the Company's future costs for all employees, active and retired.

IV.  Active Employee Life and Accident Insurance

     The Company shall provide a Life and Accident Insurance Program for employees and their dependents identical to that offered by NSA except that the amount of Company-paid Life Insurance increases from $10,000 to $30,000 and the amount of Company-paid Accident Insurance also increases from $10,000 to $30,000. The Company will endeavor to procure an insurance program that provides eligible employees the opportunity to purchase additional insurance at an insured rate at the employee's expense.

V.   Retiree Life Insurance

     To be eligible for Retiree Life  Insurance a retiree must have at least ten
     (10) years of service and be at least age 50 and age plus years of service must equal 75. The Company shall provide Company-paid Life Insurance of $15,000 to those employees who retire before age 70. This amount is automatically reduced to $7,500 at age 70.



_____________________                                      _____________________
Company                                                                    Union

     Retirees  are  not  eligible  for  Accidental   Death  and   Dismemberment,
     Supplemental Life, and Dependent Life.

VI.  Accident and Sickness Benefits

     The Company shall provide Accident and Sickness Benefits to active employees pursuant to a Plan identical to the Southwire Short-Term Disability Plan. The Company will endeavor to procure an insurance program that provides eligible employees the opportunity to purchase extended and supplemental coverage at an insured rate at the employee's expense.

VII. Substitution of Carriers and Preservation of Benefit Levels

     The parties have taken the necessary steps to enable the Company to contract with the Steelworkers Health and Welfare Fund to provide the medical (including prescription drugs), dental and vision benefits referenced in Sections I-III above in accordance with the Steelworkers Health and Welfare Fund Participation Agreement dated March 30, 2001, incorporated herein. In the event that the Company terminates that Participation Agreement as provided in paragraph XIII thereof, the Company is obligated to provide for the entirety of this Agreement the same or better level of benefits as set forth in the attachments to Sections I-III above and may not charge increased premiums to active employees or retirees apart from the COBRA rates set forth in Section III above.

                                CENTURY ALUMINUM
                   PREFERRED PROVIDER ORGANIZATION - PPO 90/70

-----------------------------------------------------------------------------------------------------------
           Benefit Provision                     In-Network Care                Out-of-Network Care
-----------------------------------------------------------------------------------------------------------
Deductible
  Individual                                           $100                             $300
  Family                                               $200                             $600
-----------------------------------------------------------------------------------------------------------
Coinsurance                                            90%                              70%
-----------------------------------------------------------------------------------------------------------
Out-of-Pocket Maximums
(Excludes deductible, copayments,                $750 Individual                 $1,500 Individual
prescription drug expenses, mental                $1,500 Family                    $3,000 Family
health and substance abuse expenses,
amounts over "usual and customary")
-----------------------------------------------------------------------------------------------------------
Lifetime Maximum                                    Unlimited                         $500,000
-----------------------------------------------------------------------------------------------------------
Physician Office Visits                      100% after $10 copayment           70% after deductible
-----------------------------------------------------------------------------------------------------------
Preventive Care
    Adult
    Routine physical exams                   100% after $10 copayment               Not Covered
    Routine GYN exams, including PAP         100% after $10 copayment           70% (no deductible)
    Mammograms, as required                            100%                     70% after deductible
    Pediatric
    Routine physical exams                   100% after $10 copayment               Not Covered
    Pediatric immunizations                            100%                     70% (no deductible)
-----------------------------------------------------------------------------------------------------------



_____________________                                      _____________________
Company                                                                    Union

-----------------------------------------------------------------------------------------------------------
           Benefit Provision                     In-Network Care                Out-of-Network Care
-----------------------------------------------------------------------------------------------------------
Emergency Room/Urgent Care Services          100% after $20 copayment           70% after deductible
                                               (waived if admitted)
-----------------------------------------------------------------------------------------------------------
Hospital Services (Inpatient and               90% after deductible             70% after deductible
   Outpatient)
-----------------------------------------------------------------------------------------------------------
Medical/Surgical Services                      90% after deductible             70% after deductible
-----------------------------------------------------------------------------------------------------------
Diagnostic Services (Lab, X-Ray and            90% after deductible             70% after deductible
   other tests)
-----------------------------------------------------------------------------------------------------------
Physical Therapy (Professional)                90% after deductible             70% after deductible
-----------------------------------------------------------------------------------------------------------
Spinal Manipulations                           90% after deductible             70% after deductible
                                                                               Limit: 25 visits/year
-----------------------------------------------------------------------------------------------------------
Durable Medical Equipment, Ambulance,                           90% after deductible
Skilled Nursing Facility Care, Home
Health Care, Hospice, Private Duty
Nursing, Speech, Occupational Therapy
(Professional)
------------------------------------------------------------------------------------------------------------
Mental Health(1)
    Inpatient                                  90% after deductible              70% after deductible
    Outpatient                                 90% after deductible              50% after deductible
------------------------------------------------------------------------------------------------------------
Substance Abuse
    Inpatient                                  90% after deductible              70% after deductible
    Detoxification                                    7 days/admission; 4 admissions/lifetime
                                         -------------------------------------------------------------------
    Rehabilitation                                         30 days/year; 90 days/lifetime
------------------------------------------------------------------------------------------------------------
    Outpatient(2)                              90% after deductible              50% after deductible
------------------------------------------------------------------------------------------------------------
                                                        60 visits/year; 120 visits/lifetime
                                                   30 visits may be exchanged on a 2 for 1 basis
                                                      to secure up to 15 additional days/year
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
           Benefit Provision                     In-Network Care                Out-of-Network Care
-----------------------------------------------------------------------------------------------------------
Precertification Requirements(3)                               Patient Responsibility
------------------------------------------------------------------------------------------------------------
Premier Prescription Drug Program              Mandatory Generic(4)
Benefits available through the Premier       Retail - 34 days supply
Pharmacy Network only.                     Mail Order - 90 days supply
                                         -------------------------------
                                         Retail:          Mail Order:                Not Covered
                                         > $5             > $10
                                         generic          generic
                                         > $10            > $20
                                         brand            brand
------------------------------------------------------------------------------------------------------------

(1) State mandated benefits (30 inpatient days and 60 outpatient visits annually) may apply for serious diagnosis. Serious diagnosis includes schizophrenia, schizo-affective disorder, major depressive disorder, bipolar disorder, obsessive compulsive disorder, panic disorder, anorexia nervosa, bulimia nervosa, delusional disorder.

(2) First instance or course of treatment reimbursed at 100% after $10 copayment In-Network; or at 70% after deductible Out-of-Network.

(3) If Blue Cross Blue Shield is not contacted prior to an inpatient admission and it is later determined that all or part of the inpatient stay was not medically necessary or appropriate, the patient will be responsible for payment of any costs not covered.



_____________________                                      _____________________
Company                                                                    Union

(4) The member is responsible for the payment differential when a generic drug is authorized by the physician and the patient elects to purchase a brand drug. The member payment is the price difference between the brand and generic in addition to copay or coinsurance amounts which may apply.

                              DENTAL PLAN - Custom

----------------------------------------------------------------------------------------------------------
                                 Benefit Provision
----------------------------------------------------------------------------------------------------------
Annual Deductible (does not apply to Diagnostic and Preventive services)
>>       Individual                                                                         $0
>>       Family                                                                             $0
----------------------------------------------------------------------------------------------------------
Diagnostic Services                                                                     100% UCR *
>>       Routine oral examinations
>>       Dental X-rays
      -  Full mouth X-rays
      -  Bitewing X-rays
----------------------------------------------------------------------------------------------------------
Preventive Services                                                                     100% UCR *
>>       Routine cleanings
>>       Topical fluoride application for dependent children under age 19
>>       Space maintainers (not made of precious metals) that replace prematurely lost teeth for dependent children under 19 years of age
>>       Sealants when provided to children.  Coverage is limited to one sealant per tooth in any three-year period
----------------------------------------------------------------------------------------------------------
Basic Restorative                                                                        85% UCR *
>>       Fillings
>>       Simple extractions
>>       Endodontics, including pulpotomy and root canal treatment
----------------------------------------------------------------------------------------------------------
Periodontal Services                                                                     85% UCR *
>>       Diagnosis and treatment planning including periodontal examination
>>       Non-surgical periodontal therapy including periodontal scaling and root planing
>>       Surgical periodontal therapy
>>       Maintenance-- post treatment preventive periodontal procedures
         (periodontal cleanings)
----------------------------------------------------------------------------------------------------------
Oral Surgery                                                                             85% UCR *
>>       Surgical removal of teeth
----------------------------------------------------------------------------------------------------------
Prosthetics                                                                              50% UCR *
>>       Initial insertion of bridges (including pontics and abutment crowns, inlays and onlays)
>>       Initial insertion of partial or full dentures (including any adjustments during the six-month period following insertion)
>>       Replacement of an existing partial or full denture or bridge by a new denture or bridge
----------------------------------------------------------------------------------------------------------
Crown, Inlay and Onlay Restorations                                                      50% UCR *
>>       Single unconnected crowns, inlays and onlays
>>       Replacement of crowns, inlays and onlays, but only if satisfactory evidence is presented  that at least 5 years have elapsed since the date of insertion of the existing crown,  inlay or onlay,  and only if the existing crown, inlay or onlay is unserviceable and cannot be made serviceable
----------------------------------------------------------------------------------------------------------
Orthodontics (Not subject to Annual Maximum)                                             50% UCR *
>>       Diagnosis, including radiographs
>>       Active treatment, including necessary appliances
>>       Retentive treatment following active treatment
>>       Lifetime maximum $1,000
----------------------------------------------------------------------------------------------------------
Annual Maximum                                                                            $1,000
----------------------------------------------------------------------------------------------------------
*Usual,  Customary and Reasonable (UCR) allowances for all services are based on
90th percentile.
----------------------------------------------------------------------------------------------------------


_____________________                                      _____________________
Company                                                                    Union

                             OPTICHOICE VISION PLAN

---------------------------------------------------------------------------------------------------------------------
    Service/Product        Allowance           Patient Responsibility                       Frequency
---------------------------------------------------------------------------------------------------------------------
Eye Exam and Refraction       $32       In-Network: $0                       Under age 19 -- once per 12 months
                                        Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Single Vision Lenses          $24       In-Network: $0                       Under age 19 -- once per 12 months
(standard)                              Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Bifocal Lenses                $36       In-Network: $0                       Under age 19 -- once per 12 months
(standard)                              Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Trifocal Lenses               $46       In-Network: $0                       Under age 19 -- once per 12 months
(standard)                              Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Aphakic/Lenticular            $72       In-Network: $0                       Under age 19 -- once per 12 months
Lenses                                  Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Non-Standard Lenses          Same       In-Network: Difference between       Under age 19 -- once per 12 months
(e.g. photochromatic,    allowances as  charge and allowance with a 10%      Age 19 and over -- once per 24 months
polycarbonate,             standard     discount
progressive)                            Out-of-Network: Provider Charge
---------------------------------------------------------------------------------------------------------------------
Frames                        $24       In-Network: $0-- up to $60 retail;   All ages -- once per 24 months
                                        Over $60 retail-- patient pays the
                                        difference between $60 and charge
                                        Out-of-Network: Provider Charge
---------------------------------------------------------------------------------------------------------------------
Contact Lens Fitting    $20 - Daily     In-Network: $0                       Under age 19 -- once per 12 months
and Prescription        $30 - Extended  Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Standard Contact              $48       In-Network: $0                       Under age 19 -- once per 12 months
Lenses(1)                               Out-of-Network: Provider Charge      Age 19 and over -- once per 24 months
---------------------------------------------------------------------------------------------------------------------
Specialty Contact             $48       In-Network: $0-- up to $75 retail;   Under age 19 -- once per 12 months
Lenses(1)                               Over $75 retail-- patient pays the   Age 19 and over -- once per 24 months
                                        difference between $75 and charge
                                        Out-of-Network: Provider Charge
---------------------------------------------------------------------------------------------------------------------
Additional Services or        N/A       In-Network: Same amount as all       As needed
Products-- exceeding                    allowances described above
program frequency                       Out-of-Network: Provider Charge
---------------------------------------------------------------------------------------------------------------------
Other Products           10% discount   In-Network: 90% of charge            As needed
                                        Out-of-Network: Not covered
---------------------------------------------------------------------------------------------------------------------

(1) Plan allows for one pair eyeglasses (lenses and frames) or one pair of contact lenses within a benefit period.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 18
                                    HOLIDAYS

The Company recognizes nine (9) paid holidays each year:

     New Years Day                    Thanksgiving Day
     Good Friday                      Day after Thanksgiving
     Memorial Day                     Christmas Eve
     Independence Day                 Christmas Day
     Labor Day

General Holiday Information

     The Company recognized holidays consist of the twenty-four (24) hour period beginning at the shift changing hour nearest to 12:01 a.m. of the holiday or 6:45 a.m. for rotating 12-hour shift employees. An exception exists for holidays that are observed nationally on Saturday and Sunday. At the Plant, if a nationally observed Company holiday falls on Sunday, the following Monday is recognized as the holiday. Thus, hours worked on Sunday are paid at time and one-half or according to the provision in Article 6, ss. VI. Hours worked on Monday are paid at double time and one-half. If a nationally observed Company holiday falls on Saturday, premium pay of double time and one-half will only be paid for hours worked on the Saturday holiday.

     Employees working other than rotating shift arrangements may, at the discretion of their supervisor, be allowed the Saturday holiday off if scheduled to work, or be allowed to have an additional day off if already scheduled off on the Saturday holiday.

     If an employee is a Monday through Friday employee and is allowed to have Friday off as a substitute holiday, the day before the Saturday holiday, that employee's time would be marked "Holiday" for Friday. In the above situation, if the employee were called in or otherwise works on Friday, holiday pay would not be paid for those occurrences referenced. Pay for the unscheduled holiday shall be paid provided all eligibility criteria have been met. If the employee works on Saturday, holiday pay at double time and one-half will be paid for all hours worked, regardless of whether the employee worked or was off Friday as a substitute holiday.

     If allowed to substitute a day for the Saturday holiday, the substitution should be made in the payroll week of the holiday or the payroll week immediately following the holiday.

Pay for Holidays Not Worked

     If an employee does not work on a recognized Company holiday, he will be paid eight (8) hours, nine (9) hours, ten (10) hours, or twelve (12) hours depending on his shift assignment, times his Standard Base Wage Rate provided he meets these eligibility requirements:



_____________________                                      _____________________
Company                                                                    Union

     1. Have been employed thirty (30) calendar days since employee's last hire;

     2. Perform work or have been on vacation seven (7) days prior to or after the holiday; and,

     3. Work as scheduled or assigned on both the employee's last scheduled working day prior to the holiday and on the employee's first scheduled day following the holiday, unless he failed to work due to an excused absence such as Union business, family emergency, or a personal illness (supported by a physician's statement and submitted to the Company by the fifth day following the holiday).

     When a holiday occurs during the employee's scheduled vacation, he will be paid for the unworked holiday in addition to his vacation pay. If the employee is on a leave of absence, other than Union business, when a scheduled vacation comes due near a holiday, he will still have to work in the seven (7) day period before or after the holiday in order to be eligible for the holiday pay.

     Provided the holiday falls within the employee's normal work schedule, and the employee's supervisor schedules him off, the holiday hours paid will be considered as hours worked for the purposes of computing premium and overtime pay under the provisions of premium pay.

     An eligible employee scheduled to work on a recognized Company holiday, who fails to report for work or perform his scheduled or assigned work, will not be eligible to receive pay for the unworked holiday. This will be true unless his failure to report for or perform such work was due to an excused absence such as Union business, personal illness (supported by a physician's statement), family emergency, or death in the immediate family. An unworked holiday shall count as a day worked for the purpose of calculating overtime.

Pay for Holidays Worked

     An employee will be eligible to receive pay for holidays if he has been employed thirty (30) calendar days since his last hire.

     For all hours worked on any of the recognized Company holidays, the employee will be paid premium pay at the rate of two and one-half (2-1/2) times his Standard Base Wage Rate, including all applicable shift differential and shift premiums.

     If the employee performs work that is less than his normal scheduled shift hours on a Company holiday, he will be paid two and one-half (2-1/2) times his Standard Base Wage Rate for all hours worked plus one (1) times his Standard Base Wage Rate for the remainder of his normal scheduled shift. Pay for holiday hours not worked must meet the same eligibility requirements as pay for holidays not worked.



_____________________                                      _____________________
Company                                                                    Union

Call-In Pay on Holidays

     If an employee is called in on a holiday, he will receive 2 1/2 times his Standard Base Wage Rate for all hours worked, plus straight time for the remaining hours not worked, in the standard holiday shift period.






_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 19
                                MILITARY SERVICE

A. The Company agrees to comply with all applicable Federal laws relating to the re-employment rights of veterans. Further, any veteran eligible for re-employment by the Company under such laws who applies for re-employment within ninety (90) days after honorable discharge shall, upon his request, be granted a leave of absence without pay not to exceed sixty (60) days before he shall be required to return to work.

B. An employee entitled to reinstatement under this Article who applies for re-employment and who desires to pursue a course of study in accordance with the Federal law granting him such opportunity before or after returning to his employment with the Company shall be granted a leave of absence for such purpose; provided that an employee who desires such a leave of absence after returning to his employment with the Company shall have it granted only if he notifies the Company in writing, within one year from the date he is re-employed, of his intention to pursue such a course of study. Such employee's continuous service shall accumulate during such leave of absence, provided he reports for re-employment within thirty (30) days after the completion or termination of such course of study. Any such employee must notify the Company and the Union in writing at least once each calendar year of his continued desire to resume active employment with the Company upon completing or terminating such course of study to remain eligible for re-employment.

C. If an employee who would otherwise have been entitled to a vacation with pay under the provisions of Article 9 of this Agreement shall enter the Armed Services of the United States before he shall have taken such vacation, or before he shall have accepted vacation pay in lieu of such vacation, such employee shall receive such pay as he would have been entitled to receive for the period of such vacation.

D. The Company also agrees to comply with all applicable Federal and State laws relating to the granting of leaves of absence for members of the Armed Services Reserve or National Guard called to training or active duty. Should an employee fail to meet the eligibility requirements for holiday pay solely because he was on active military encampment during the eligibility period, he will be paid as though he had so qualified.

     Further, an employee will not be required to take his vacation time during this period of active military encampment.

E. Re-employment rights of returning military veterans are provided in applicable Federal Law. When a veteran is eligible to return to a job, the veteran will do so by displacing the junior employee on that job and any further reduction-in-force will be in accordance with the reduction-in-force provision of this Agreement. Since such law may supersede this Agreement and provides similar or expanded rights to those conferred by this Agreement, it is not intended for this paragraph to be used by returning veterans.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 20
                                 PENSION PROGRAM

     The parties shall take the necessary steps to enable the Company to become a participating employer in the Steelworkers Pension Trust, "the Trust", the terms of which are set forth in the attached 1999 Annual Report of the Trust. During the term of this Agreement, the Company shall contribute $1.00 per hour for each hour worked by each covered employee. For purposes of calculating such contributions, hours paid for vacations and holiday shall be deemed hours worked. In addition, the Company shall make a minimum monthly contribution of $50.00 for a period of up to six (6) months for any covered employee who is absent from work because of illness or disability, or Union leave.

     With respect to vested employee benefits, each employee of the Company who is in the employ of the Company on the date the Company first becomes a participating employer in the Trust shall have all periods of prior employment with NSA (and Southwire affiliates) up to four years treated as "Covered Service" for vesting purposes under the Trust if the employee continues in the employ of the Company for one year beyond that date. All other vesting requirements of the Trust continue to apply. These periods do not count as "Covered Service" in determining eligibility for disability benefits or under the Rule of 85.







_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 21
                              JURY AND WITNESS PAY

A.   EXCUSED ABSENCE FOR JURY OR WITNESS DUTY

     1. An employee summoned for jury or witness duty will be excused from work for each actual workday of service.

     2. An employee scheduled to work on the afternoon or night shift shall be excused from work during his service period.

     3. "Service", as used in this Article, includes reporting for jury or witness duty without regard as to whether the employee serves on a jury or testifies as a witness.

B.   ELIGIBILITY FOR JURY AND WITNESS PAY

     1. An employee excused for jury duty is eligible for jury and witness pay.

     2. An employee excused for witness duty is eligible for jury and witness pay in the following circumstances: (1) if subpoenaed in a criminal proceeding in which the employee is not the defendant; (2) if subpoenaed in a civil proceeding by the Company; or (3) if subpoenaed by a public agency in a civil proceeding in which the Company is providing jury and witness pay to employees appearing on behalf of the Company.

     3. To receive jury and witness pay, an employee must present written proof to his supervisor of service as a jury member or witness.

     4. Employees on vacation shall not be eligible for jury or witness pay; in determining eligibility an employee will be deemed to be on vacation 24 hours prior to the starting time of his first scheduled day of vacation; an employee will not be allowed to cancel vacation in lieu of Jury/Witness service once he is considered to be on vacation.

     5. Employees on medical leave who have been declared disabled by a doctor shall not be eligible for jury or witness pay; a person who has been declared disabled by a doctor during the seven day waiting period for eligibility for sickness and accident benefits is not eligible for jury and witness pay.

C.   AMOUNT OF JURY AND WITNESS PAY

     1. For each day of jury or witness service that an employee otherwise would have worked, the employee shall receive 8, 9, 10, or 12 times his Standard Base Wage Rate depending on the employee's normal shift schedule.



_____________________                                      _____________________
Company                                                                    Union

     2. Hours paid for jury or witness service shall be counted as hours worked in the computation of premium and overtime pay.

     3. An employee will not receive jury and witness pay when it duplicates pay received for time not worked for any other reason.





_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 22
                                 BEREAVEMENT PAY

A.   Eligibility For Bereavement Pay

     1. An employee who has suffered a death of a member of his immediate family, as defined in Section 2 below, is eligible, subject to Sections 3-5 below, to receive bereavement pay while absent up to three (3) consecutive days including the day of the funeral, provided the employee attends.

     2. Immediate family members for purposes of determining eligibility for bereavement pay include:

          Mother                      Father            Spouse
          Natural Children            Brother           Step-Parents
          Legally Adopted Children    Father-in-Law     Step-Brother
          Step-Children               Step-Sister       Employee's Grandparents
          Mother-in-Law               Half-Sister       Grandchildren
          Half-Brother                Sister

     3. Employees who are receiving pay for time not worked for any other reason are not eligible for bereavement pay.

     4. Employees on vacation shall not be eligible for bereavement pay; in determining eligibility an employee will be deemed to be on vacation 24 hours prior to the starting time of his first scheduled day of vacation; an employee will not be allowed to cancel vacation in lieu of bereavement leave once he is considered to be on vacation.

     5. Employees on medical leave who have been declared disabled by a doctor shall not be eligible for bereavement pay; a person who has been declared disabled by a doctor during the seven day waiting period for eligibility for sickness and accident benefits is not eligible for bereavement pay.

     6. An employee should notify his supervisor and the Human Resources Office to make arrangements to receive bereavement pay and to assist in funeral arrangements and attend the funeral of a family member; the Company shall exercise the greatest possible degree of understanding and the employee shall exercise his best judgment.

B.   Amount of Bereavement Pay

     1. While absent for up to three days for the purpose of assisting in funeral arrangements and attending the funeral of a family member, the employee shall receive 8, 9, 10, or 12 times his Standard Base Wage Rate for each day of work missed depending on the employee's normal shift schedule.



_____________________                                      _____________________
Company                                                                    Union

     2. Hours paid for bereavement pay shall be counted as hours worked in the computation of premium and overtime pay.

C.   Unpaid Bereavement Leave

     1. An employee who has suffered a death in his immediate family of a person other than those identified in Section A (2) above shall be entitled to an unpaid bereavement leave of up to three consecutive days including the day of the funeral, provided the employee attends and there is no adverse impact on operational requirements. Such leave shall not be unreasonably withheld by the Company.

     2.   Employees   requesting  unpaid  bereavement  leave  shall  follow  the notification requirements set forth in Section A (6) above.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 23
                                EQUAL OPPORTUNITY

A. It is the continuing policy and recognized obligation of the Company and the Union that the provisions of this Agreement shall be applied fairly and in accordance with those Federal and State employment laws relating to race, color, religion, creed, national origin, disability, sex, or age, except where sex or age is a bona fide occupational qualification.

B. All provisions of this Agreement shall apply alike (equally) to all male and female employees. (Masculine pronouns or references in this Agreement shall be deemed to include feminine pronouns or references.)

C.   Equal Opportunity Committee:

     1. There shall be established a joint Company-Union Equal Opportunity Committee. The Committee shall consist of six (6) members, three (3) each from the Company and the Union. The Company members shall be the Plant Manager, or his personal designee, the Industrial Relations Superintendent, and one other designee of the Plant Manager.

          The Union members shall be the President and two (2) persons designated by the President of the Local Union.

     2. The primary purpose of the committee shall be to establish a forum within the framework of the Company-Union relations whereby both parties can discharge their affirmative commitments made above in Section A, as well as consider complaints raised by members of the bargaining unit concerning these commitments. The members of the committee shall have access to departments other than their own at all reasonable times, without undue delay, for the purpose of transacting the legitimate business of the committee after reasonable notice has been given to the head of the department to be visited and permission from their own department has been obtained, and such permission shall be granted at all reasonable times.

     3. The committee shall meet at mutually agreeable times, but no less than once every three (3) months. Minutes of the proceedings shall be taken and maintained. Union designees attending these meetings of the Joint Equal Opportunity Committee shall be paid for each hour of work lost.

     4. It is not intended by the parties that this committee shall displace the normal operations of the grievance procedure. However, the committee may take action concerning those matters set forth in Section A which is not contrary to provisions of the Labor Agreement. It is further understood that the Chairman of the Grievance Committee may file a grievance in the third step of the grievance procedure alleging a violation of Section A of this Article.


_____________________                                      _____________________
Company                                                                    Union

D. There shall be an annual meeting between designated representatives of the Company and the Union on a date mutually agreed upon by the parties to review all matters involving Civil Rights.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 24
                                 CONTRACTING OUT

1.   During the negotiations preceding the effective date of this Agreement, the
     parties  recognized  the  seriousness  of  the  problems   associated  with
     contracting out of work and accordingly agree as follows:

     During the initial sixty (60) days of this Agreement, the Company may contract out any work, provided an Initial Base Force Manning Level of 600 bargaining unit employees are provided with a full work week and are not denied reasonable overtime opportunity and a reasonable amount of overtime. During this sixty (60) day period, no grievances will be filed concerning any violations of this Article.

2.   During a period of ten (10) months  following the  conclusion of this sixty
     (60) day period, the Company and the Union shall meet regularly to review the appropriate types and amount of work, if any, in each section which contractors shall be permitted to perform in that section and shall develop a Sectional Agreement with respect thereto. Such Sectional Agreements shall assure that no job being performed by an employee included in the Initial Base Force Manning Level will be eliminated through contracting out and laying off the employee then performing such job. During this ten (10) month period grievances may be filed under this Article concerning only alleged violations of Section 1 or one of the Sectional Agreements referenced in this Section.

3. On April 1, 2002, Part A below shall become effective and grievances may be filed concerning the entire scope of Article 24. The "existing rights and obligations with respect to various types of contracting out" referenced therein are those set in the Sectional Agreements entered into pursuant to
     Section 2. Whenever the term "practice" appears in Paragraph 1 below it refers to the NSA practice prior to January 1, 1998.

     In the event of any capital improvements or technological changes at the Plant which results in a reduction in manning, the Initial Base Force Manning level may be reduced by a number equal to the resultant manning reduction.

A.   Memorandum

     The Union has expressed serious concern over the matter of contracting out work and the effect it has on the bargaining unit. Sharing the Union's concern, the Company agrees that preference shall be given to Production and Maintenance employees where practicable, taking into consideration the magnitude of the job (including economic factors), availability of employee skills, and availability of materials and equipment. The Company shall also extend this same type of consideration and preference to those employees on layoff status, provided there is sufficient number of such employees and they have the ability, qualifications and physical fitness to perform the work in question.


_____________________                                      _____________________
Company                                                                    Union

     The parties have existing rights and obligations with respect to various types of contracting out. In addition, the following supplements protections to bargaining unit employees or affirms existing management rights, whichever the case may be, as to those types of contracting out specified below. In no event shall the following affect the protections set forth in Section 2 above.

     1a. Production, service, and day-to-day maintenance and repair work as to which the practice has been to have such work performed by employees in the bargaining unit shall not be contracted out for performance, unless otherwise mutually agreed pursuant to Paragraph 4. In the event the Union agrees with the Company that work covered by this section can be contracted out, it is expressly understood and agreed that this shall in no manner be interpreted to mean that the Union has given up its rights to have such work performed in the future by members of the bargaining unit.

     b. If production, service, and day-to-day maintenance repair work has in the past been performed under some circumstances by employees in the bargaining unit and under some circumstances by employees of contractors, or both, such practice shall remain in effect with respect to such work performed, unless otherwise mutually agreed pursuant to Paragraph 4. However, before any work is contracted out, the Company and the Union will again review and consider those factors set forth above in the introductory remarks.

          It is expressly understood and agreed that this shall in no manner be interpreted to mean that the Union has given up its rights to have such work performed in the future by members of the bargaining unit, or that the Company has given up any of its rights.

          The Company agrees that preference shall be given to Production and Maintenance employees where practical.

     c. Production, service, and day-to-day maintenance repair work as to which the practice has been to have such work performed by employees of contractors may continue to be contracted out, unless otherwise mutually agreed pursuant to Paragraph 4.

          In the event that the Company agrees with the Union to have bargaining unit employees perform work covered by this Section, it is expressly understood and agreed that this shall in no manner be interpreted to mean that the Company has given up its right to have such work performed in the future by employees of contractors.


_____________________                                      _____________________
Company                                                                    Union

     2. Production, service, and day-to-day maintenance and repair work other than that described in Paragraphs 1(a-c) above as well as maintenance and repair work performed, other than that described in those same paragraphs, and installation, replacement and reconstruction of equipment and productive facilities, other than that described in Paragraph 3(a) below, may not be contracted out for performance unless contracting out under the circumstances existing as of the time the decision to contract out was made, can clearly be demonstrated by the Company to have been the more reasonable course than doing the work with bargaining unit employees, taking into consideration the significant factors which are relevant. Whether the decision was made at the particular time to avoid the obligations of this paragraph may be a relevant factor for consideration. It is not the intent of this paragraph to justify the delay of day-to-day maintenance and repair work as described under Paragraphs 1(a-c).

     3a. New construction including major installation, replacement, and major reconstruction of equipment and productive facilities at the Plant may be contracted out, subject to any rights and obligations of the parties which are applicable at the Plant.

     b. Where the Union Contracting Out Committee and the Company representatives have held discussions in accordance with section 5(a) below, and the work involved in such discussions is contracted out, should significant new facts or information become known either prior to the work being performed or during the period in which the work is being performed, the Committee shall reconvene to discuss such facts.

     c. Once a job has been contracted out, any modifications to the original specifications necessitating significant additions or revisions shall be subject to discussion with the Contracting Out Committee in accordance with section 5(a).

     4a. A regularly-constituted committee consisting of not more than four (4) persons (except that the committee may be enlarged to six (6) persons by local agreements), half of whom shall be members of the bargaining unit and designated by the Union in writing to Management and the other half designated in writing to the Union by Management, shall attempt to resolve problems in connection with the operation, application, and administration of the foregoing provisions.

     b. In addition to the requirements of Paragraph 5 below, such committee may discuss any other current problems with respect to contracting out brought to the attention of the committee.


_____________________                                      _____________________
Company                                                                    Union

     5. The Union Committee members will be given notice by the Company members, when the Company believes it should have items of work performed by outside contractors. Should the Union committee members believe discussion to be necessary, they shall so request the Company members in writing within three (3) days (excluding Saturdays, Sundays, and Holidays) after receipt of such notice and such a discussion shall be held within three (3) days (excluding Saturdays, Sundays, and Holidays) thereafter. The Company will make whole the earnings of members of the Contracting Out Committee, for lost time from work while attending meetings of this Committee, when such meetings are requested by the Company. The Company is responsible for reviewing with the Union all the facts involved. Engineering or Technical personnel will be utilized where necessary, to assist in explaining the technical factors.

          Should the committee resolve the matter, such resolution shall be final and binding. Should a discussion be held and the matter not be resolved, or in the event a discussion is not held, then within thirty
          (30) days from the date of the Company's notice, a grievance relating to such matter may be filed in Step 2 under the grievance and arbitration procedure. Should the Company committee members fail to give notice as provided above, then not later than thirty (30) days from the date of the commencement of the work or point of discovery, a grievance relating to such matter may be filed under the grievance and arbitration procedure.

          The Union also expressed concern over the possible lack of notification of the Company's intent to contract out work and, in some instances, the possible lack of adequate time to consider the facts involved in the contracting out of work. In view of this concern, the Company agrees to the following:

          a. The Company will discuss contracting out decisions in advance of making such and will allow adequate time for the Union to consider the facts presented by the Company. In the event of an emergency, such advance notice shall not be required; however, notice of the items of work performed by outside contractors shall be given by the Company as soon as possible.

          b. Failure of the Company to comply with Paragraph (a) will constitute a violation of the Company contracting out notification commitments and the work in question will, therefore, not proceed until the Union has been properly notified and due consideration given to their suggestions, which shall be made promptly.


_____________________                                      _____________________
Company                                                                    Union

          c. If, however, discussion does not take place with appropriate Union representatives, then the appropriate Production and Maintenance employees will either be assigned to perform the work, if it has not been performed, or will be compensated as if they had performed the work. In the event employees on layoff are those to be compensated in accordance with this Understanding, such compensation shall be reduced by monies received that would otherwise not have been received had the employees actually performed the work (other employment, etc.)

     6a. An employee included in the Initial Base Force Manning Level of 600 employees shall receive a full work week at his Standard Hourly Base wage rate so long as there are employees of contractors working in the Plant performing work which would otherwise be performed by such employee. This commitment shall apply only to those covered Plant employees who receive less than a full work week and would otherwise perform the work so long as they have the ability, qualifications and physical fitness and are available for work. The number of employees protected by this commitment will not exceed the lesser of the number of contractor employees of similar skill or alternatively exceed the sum of the number of Plant employees covered hereunder who are working less than a full work week plus the number of such employees who are on layoff. The recipients and distribution shall be determined by the local parties. Such commitment shall not be applicable with respect to outside contractors' employees working in the plant on new construction including major installation, major replacement, and major reconstruction of equipment and productive facilities. This section 6a shall not be construed as permitting the Company to contract out the work that a laid-off employee could perform so long as it pays that employee a full work week at his Standard Base Wage Rate.

     b. The following Outside Contracting Notification shall be used during the term of this Contract.


OUTSIDE CONTRACTING NOTIFICATION

TO: ___________________________________           DATE: ___________
   (Chairman, Outside Contr. Committee)

FROM: _________________________________
        (Plant Manager or Designee)

CC:  Union
     Company

I.  COMPANY WHICH WILL PERFORM WORK:    ________________________________
    LOCATION WHERE WORK PERFORMED:      ________________________________
    DATE WORK EXPECTED TO COMMENCE:     ________________________________



_____________________                                      _____________________
Company                                                                    Union

    ESTIMATED TIME TO COMPLETE WORK:    ________________________________
    ____________________________________________________________________
    ____________________________________________________________________

    REASON FOR CONTRACTING OUT WORK:    ________________________________
    ____________________________________________________________________
    ____________________________________________________________________
    ____________________________________________________________________

II.  UNION RESPONSE: UNION REQUEST MEETING     [ ]
                     UNION AGREES:     [ ]

    UNION POSITION:
    ____________________________________________________________________
    ____________________________________________________________________
    ____________________________________________________________________

III. DISPOSITION:  _____________________________________________________
    ____________________________________________________________________

    UNION ACCEPTS POSITION OF THE COMPANY:  [ ]
    UNION REJECTS:  [ ]




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 25
                              PLANT CLOSING PROGRAM

A. The Company shall provide ninety (90) days written notice, if circumstances permit, to the International Union of its intention to permanently close the plant or major operating department. In the event of such notice, the parties shall immediately commence discussions regarding the impact which the closing will have on affected employees. At the Union's request, the Company shall explain the basis for its decision to close the plant or major operating department.

     Without being obligated to bargain over its decision to permanently close the plant or major operating department, the Company shall consider any proposals of the Union which may either postpone or avoid the necessity for the closing for affected employees. At the Union's request, the Company will share equally with the Union any reasonable costs not paid by any public agency for one feasibility study, not to exceed $25,000 as the Company's share, to determine whether there are alternative uses of the plant, or alternative forms of ownership including employee ownership, which would preserve job opportunities at the plant.

B. If the plant or major operating department is to be permanently shut down, the Company and the Union will designate appropriate representatives at the location to coordinate such activities as:

     - liaison with Federal, State, and local governmental officials who have some relationship to the assistance of affected employees in an effort to focus governmental support for the affected employees;

     - personal contact with affected employees to assess needs and personal preferences in terms of assistance.

C. In the event of the permanent shutdown of the plant, or a substantial layoff at the plant location, the Company and International Union representatives shall meet to determine whether appropriate Federal, State, or local government funds are available to establish an employee training, counseling, and placement assistance program for that facility.

     If such funds are available, the Company and Union shall work jointly to secure such funds to establish a program to provide alternative job training for affected employees for job opportunities; counseling for affected employees on available benefit program; and job opportunities possibly available.

     In implementing such program, the Company will cooperate with the involved Local Union and State unemployment agency, other appropriate public or private employment agencies, and area employers in an effort to seek job opportunities for displaced employees. To further assist affected employees, both the Company and the Union will designate specific representatives at the time of any permanent plant closing or substantial extended layoff to answer questions by employees pertaining to their rights under the basic Labor Agreement and various benefits programs.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 26
                               MISCELLANEOUS ITEMS

1.   Orientation -- New Employees

          The parties recognized the mutual desirability of establishing a coordinated program of orientation for new employees at the time of hire or in the course of pre-employment processing.

          Accordingly, during the term of this Agreement, the Headquarters of the International Union will develop an appropriate education program of not more than two hours' duration designed for presentation by representative designated by the Union in facilities provided by the Company. The Union will consult with the Company in the development and implementation of the program. It is further understood that the local parties will coordinate the Union orientation sessions as to content and timing with the Company orientation program. All materials, papers, texts, visual aids and other education or informational aids for the Union Orientation program will be furnished by the Union at its expense. Any other costs incidental to the program shall be paid by the Company.

2.   Periodic Meetings

          So that the parties may maintain close liaison to provide mutual attention to the administration and application of the Labor Agreement it is agreed to meet periodically and to have those persons in attendance who are responsible for the matters set forth above.

          Safety and Health matters arising under Article 16 of the Labor Agreement shall, at the request of either party, be placed on the agenda for discussion and review at these periodic meetings.

3.   USWA-PAC Check-off

     A.   USWA-PAC

          The Company has agreed that it will check off and transmit to the Treasurer of the USWA PAC all contributions to the USWA Political Action Fund from the earnings of those employees who voluntarily authorize such contributions on forms provided for that purpose by the USWA-PAC. The amount and timing of such check-off deductions and the transmittal of such voluntary contributions shall be as specified in such forms and in conformance with any applicable State or Federal statute.

          The signing of such USWA-PAC check-off form and the making of such voluntary annual contributions are not conditions of membership in the Union or of employment with the Company.



_____________________                                      _____________________
Company                                                                    Union

          The Union shall indemnify and hold the Company harmless against any and all claims, demands, suits, or other forms of liability that shall arise out of, or by reason of, action taken or not taken by the Company for the purpose of complying with any of the provisions of this Agreement.

          The United Steelworkers of America Political Action Committee supports various candidates for Federal and other elective office, is connected with the United Steelworkers of America, a labor organization, and solicits and accepts only voluntary contributions, which are deposited in an account separate and segregated from the dues fund of the Union, in its own fund-raising efforts and in joint fund-raising efforts with the AFL-CIO and its Committee on Political Education.

     B.   Check-off

          (1) The Company shall provide for a voluntary check-off, in the amount specified in the USWA-PAC check-off authorization form provided by the Union, only at those plants where the Union is the recognized collective bargaining agent and only for those employees who are so represented by the Union.

          (2) PAC payroll deductions will be allowed in increments of $.25 on a weekly basis only. Deductions based on authorization cards provided to the Company three (3) weeks in advance of each calendar quarter will be commenced at the beginning of each such quarter.

          (3) The amounts so deducted shall be remitted at the end of the month following each calendar quarter to the Treasurer of the United Steelworkers of America Political Action Fund, Five Gateway Center, Pittsburgh, PA 15222. Such submittal shall include a printout listing the employee, their social security number and the amount of deductions for each of such employees. The authorization form, as well as the nature of the political action fund; i.e., limited to Federal candidates or a mixed purpose fund for Federal, State and local candidates, shall conform to any applicable State or Federal statute.

          (4) The Union shall indemnify and hold the Company harmless against any and all claims, demands, suits or other forms of liability that shall arise out of, or by reason of, any action taken by the Company under this provision, or in reliance on any list, notice, or authorization furnished by the Union under this provision. The Union also agrees that any solicitations made for participation in this program shall be done in compliance with the applicable local plant rules.



_____________________                                      _____________________
Company                                                                    Union

          (5) Under the Federal Election Campaign Act, the Company is obligated to charge for, and the Union agrees to reimburse the Company for, the expenses the Company incurs in making this check-off deduction. In that regard the Company shall after each quarterly computer run of the employee's deductions submit to the Treasurer of the USWA-PAC a bill for expenses incurred by the Company in making the deductions and producing a computer run of the employees' deductions. The Union's reimbursement check should be payable to the Company and mailed to the Corporate headquarters.

          This provision shall remain in effect for the duration of this Agreement or until the Act or the regulations promulgated thereunder are amended to prohibit the undertakings set forth in this provision, whichever shall first occur.

4.   Deduction for SOAR Dues and Retiree PAC Contributions

          Notwithstanding any other provisions of this Agreement, the Company during the life of any collective bargaining agreement applicable to employees covered by this Agreement shall deduct dues and PAC contributions from any monthly retirement benefit otherwise payable to any retired employee who shall have duly authorized such deduction(s) as a member of the Steelworker Organization of Active Retirees (SOAR) on a form acceptable to the Company to the extent permitted by applicable federal and state laws and regulations and to remit such amounts to the Treasurer of the United Steelworkers of America and, where appropriate, to the Treasurer of the United Steelworkers of America PAC Fund.

          The Union shall indemnify and save the Company harmless against any and all claims, demands, suits, or other forms of liability that shall arise out of or by reason of action take or not taken by the Company for the purpose of complying with any provisions of these understandings or in reliance of any list, notice or assignment furnished under any of such provisions.

5.   Voter Registration

          The month of September in each calendar year will be designated for the purpose of registering voters. Permission will be given for Local Union officers and committee members to Solicit these signings in the [areas to be designated] as well as parking Lots. The intent of this paragraph is not to impede production.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 27
                                TRAINING PROGRAM


The Company and the Union  recognize the mutual  advantages  in  developing  and training interested and qualified employees to fulfill the need for skilled workers. In keeping with this objective and their mutually recognized responsibilities, it is agreed that full and fair opportunity for advancement through organized and supervised training programs will be provided to interested and qualified employees in order to meet present and future demand for skilled workers, as determined by the company.

Further, it is recognized that work requirements and training facilities may vary and that the basic aim of the training program is to develop personnel who are qualified to perform the full range of repair and maintenance tasks required at the plant. Nevertheless, the job classifications and the Job Descriptions for specified occupations shall continue to be uniformly effective and applicable during the term of these guidelines.

The Apprenticeship Program shall conform to the following minimum guidelines:

I.   Qualifications

     Applicants   for  training   program  must  meet  the   following   minimum
     requirements:

     1.   Be a full time employee of the Company;

     2.   Have  satisfactorily   completed  job-related  written  and  practical
          certification tests at the senior level;

     3. Be physically able to satisfactorily perform the essential functions of the job involved when reasonable accommodations are provided;

     4. Be eligible to bid under the eligibility requirements of the Job Bidding & Posting Procedure;

     5.   Have satisfactorily completed simulated work exercises;

     6.   Be a high school graduate or have a GED diploma.

II.  Advisory Team

     The Training Program will be under the direction of an advisory team to consist of three representatives appointed by the Company and three representatives appointed by the Union.

III. Selection Process

     The need for trainees under this program will be determined by the Company. Openings will be filled by contacting the most senior employee who has passed the certification test at the senior level for the specific craft opening. Applicants meeting the minimum requirements will be selected in accordance with the applicable seniority provisions without regard to race, creed, color, national origin, sex, age and occupationally irrelevant physical requirements until all open positions are filled.



_____________________                                      _____________________
Company                                                                    Union

         Applicants for the training program shall be verbally examined with respect to previous training and/or experience and perform a series of simulated work related exercises to determine the employees' potential to finish the program.

IV.  Trial Period

     The first thirty (30) days of the training program shall be considered a trial period during which either the Company or the trainee may terminate the trainee's participation in the program. Trainees, whose training program have been terminated during this period, will be returned to their original job from which they came with no loss of seniority.

V.   Release From Training Program

     In addition to the trial period described in Section IV, employees may, within the initial 3-month period, elect to return to their previous seniority section (while retaining their sectional seniority). Employees not allowed to return to their previous job would be placed in the lowest rated job within that section. During the initial 3-month period, trainees may elect to return to their previous Section for the following reasons only: (a) have failed to adequately perform the necessary duties as assigned or (b) dissatisfaction with the program.

     During the first 6 months in the program, the Company may request that the trainee be returned to the trainee's previous department with no loss in seniority. Employees displaced from the program at the company request would be allowed to return to their previous job.

     Any request for release from the training program not addressed above would be based on the recommendation of the Advisory Team.

VI.  Job Bidding

     An employee in a training classification will be eligible for consideration for any opening created by an employee being released from a different training field, provided it was during the initial 20 weeks of the training program. Any vacancy created after the start of the training program would be filled under the original selection procedure.

     An employee accepted into the training program who subsequently leaves the program will be ineligible for bidding into any future training openings unless the reason for leaving the program was due to a justifiable extenuating circumstance.



_____________________                                      _____________________
Company                                                                    Union

     Eligibility for employees in the training program to bid to other openings will be subject to the requirements of the Job Bidding & Posting Procedure.

VII. Terms Of Training

     The total duration of this training program shall be a minimum of 24 months plus the sum of any required extension periods specified in the agreement. All hours worked, regular vacation, leaves of absence of 14 days or less, and paid holidays not worked shall be credited toward completion of the total training program as required. The total duration of the training program may be shortened due to extraordinary circumstances as deemed applicable by the Advisory Team.

IX.  Related Instruction

     Trainees  will be required to attend  and/or  satisfactorily  complete  the required number of hours of related classroom instruction and home study material that is outlined for them based on the results of the certification test. Any subsequent deficiency revealed during on-job-training sessions may require additional classes in order to satisfy the job requirements. The Advisory Team may find it necessary to alter the hours of classroom work required in any rotation period and hereby reserves the right to do so. The Advisory Team shall arrange for and outline all courses of related instruction which may be given at vocational schools, in plant classrooms or approved home study courses.

     The Company shall obtain instructors for such related training courses based on their ability to instruct and their knowledge of the machinery and work function involved. The trainees shall be assigned to a counselor for the duration of the training period to provide advice and instructions to insure compliance with all requirements of the training program.

     Time spent by the trainee on supervised, related training courses during working hours shall be paid for at the trainee's applicable training rate.

     The cost of any outside related instruction deemed necessary by the Company, including necessary books, will be paid by the Company.

X.   On-The-Job Training

     On-the-job training shall be the responsibility of the supervisor as assigned by the general supervisors. It shall be the responsibility of the supervisor to assign productive on-the-job work, which the trainee can perform individually or working with qualified skilled employees. Supervisors will be furnished a detailed checklist of training requirements for each specific area. Since the employees are classified in a trainee status, it is important that their working role be clearly understood. Trainees are students and the department is their school. The primary reason for them being there is to learn the job.



_____________________                                      _____________________
Company                                                                    Union

     Instruction of the trainee will follow the sequence deemed best suited to the volume and type of work common to the job. The schedule of training courses may be altered as deemed necessary in order to provide changes in work schedules or in area responsibilities.

XI.  Periodic Review of Progress

     The progress of each trainee shall be reviewed at the completion of the initial 30-day trial period and subsequently at the end of each area assignment. Should a review reveal unsatisfactory progress on the part of the trainee, the Advisory Team will determine whatever action they consider appropriate. The Human Resources Manager will be consulted before any action is taken. The Advisory Team shall arrange such job-related tests as are necessary to determine the trainee's progress in required work skills and related technical knowledge.

     The Advisory Team will meet with the trainees on an annual basis to discuss program areas and recommendations for improvements to the program. These meetings will be conducted at the conclusion of the first and second year of the training program.

XII. Probation

     The Company will maintain records for each trainee's performance in all phases of training. Employees will be evaluated as trainees (not as crafts persons) on their job performance in the work area, classroom instruction and written examinations. Trainees who fail to pass such progress examinations, have not progressed satisfactorily with their work on the job, do not have passing grades on the classroom instructions, or are not current with their related classroom or correspondence course, shall be placed on probation for a period not to exceed six months and shall not have their rate of pay increased.

     Trainees placed on probation will have their maintenance sectional seniority date extended by the period of the probation imposed. Under this guideline the trainee's sectional seniority date would be later than when he actually entered the program by the amount of time on probation.

     Trainees may be re-examined at the mid-point of the probationary period in those phases of their training in which they are unsatisfactory. If they are then found satisfactory, they will be reinstated and their probation period will be ended.



_____________________                                      _____________________
Company                                                                    Union

XIII. Rates of Pay

     Trainees shall enter the program and receive the wage rate of the job class listed for satisfactory completion of each phase of the program as follows:


                                      Maint. Mechanic
                                      Machinist &               Garage
                                      Electrician               Mechanic

First 12-month Period                 Job Grade 18              Job Grade 17

Second 12-month Period                Job Grade 20              Job Grade 19

After successful completion
of program and waiting to bid to an
"A" Opening                           Job Grade 22              Job Grade 21

     Note

          Mechanics, Machinists & Electricians -- At the successful completion of the training program, trainees will be classified as a "B" Mechanic, "B" Machinist or "B" Electrician and will be eligible to bid for an "A" class job in his field as an opening occurs. If there are not "A" class openings at the time they complete the program the employee will remain at Job Grade 22 until they successfully bid into an "A" opening.

          Garage Mechanics -- At the successful completion of the training program, trainees will be classified as a "B" Garage Mechanic and will be eligible to bid for an "A" class job in their field as an opening occurs. If there are no "A" class openings at the time they complete the program the employee will remain at Job Grade 21 until they successfully bid into an "A" opening.

     All trainees will be required to pass a written exam for their craft to be eligible for bidding into the "A" classification.

XIV. Seniority

     Employees participating in the training program will not be eligible for sectional seniority until after satisfactory completion of the program, then their sectional seniority will be retroactive. The retroactive date will be determined by subtracting 24 months from the completion date. This will determine their sectional seniority.



_____________________                                      _____________________
Company                                                                    Union

     For example: A trainee is placed on probation for three months for unsatisfactory performance mid-way through the program. At the end of this 3-month period the trainee has improved and it is decided to keep the trainee in the program. This 3-month probation period will extend the program to a total of 27 months. To determine the sectional seniority date, subtract 24 months from the date the trainee successfully completes the requirements of the program and this will give the sectional seniority date. A leave of absence in excess of 14 days would be treated in the same manner.

XV.  Reduction in Force

     If a reduction in force other than a temporary reassignment becomes necessary in a particular Maintenance classification, any employee in the training program in that classification would be displaced in order of least amount of credited time in the program by plant seniority before a classified Maintenance employee would be displaced.

     Sectional seniority will be the determining factor in the event of a departmental reduction in force.

     If a layoff becomes necessary, a sectional reduction in force by sectional seniority would occur prior to the layoff.

XVI. Recall

     A recall of trainees would be conducted in order of the trainee with the most credited time in the program (excludes leaves and probation time). A trainee will be subject to recall only after all classified Maintenance personnel have been recalled in each specific classification where laid-off trainees exist.

XVII. Vacation

     Vacations for the training participants will be scheduled as a group and will not be scheduled in conjunction with the Maintenance Department until they are classified as "A" class. Except as noted, vacations for the training group will be scheduled in accordance with the procedures as outlined in the labor agreement and other departmental rules.

XVIII. Overtime

     Participants in the Training Program will not share in any overtime that is offered within the Maintenance group during their tenure in the program. However, overtime may be offered to the trainees' group if it is deemed necessary by the Maintenance Supervisor. An overtime roster will be kept and overtime hours will be distributed evenly within the group.



_____________________                                      _____________________
Company                                                                    Union

XIX. Hours of Work

     1. The trainees' daily and weekly schedules, work assignments, overtime and shifts are subject to plant operating and training conditions.

XX.  General

     1. The company reserves the right to hire qualified employees directly into any Maintenance classification whether or not there are trainees in the program.

     2. The rates of pay and progression steps for trainees shall be determined according to Section XIII of this agreement.

     3. Except as noted in this outline each participant is subject to the existing work rules.

     4. The company will maintain adequate records to be examined by the trainee upon request.

     5. Performance appraisals will normally be given at the completion of each rotation assignment with the option of giving these more or less often.

     6. Employee must sign an authorization for release of school records upon request.

     7. Employee will be required to procure, at own expense, all tools necessary for training requirements as needed.

     8. The company will issue to the trainee a certificate of completion upon satisfactory completion of the Training Program.



_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 28
                              TUITION REIMBURSEMENT

A.   Purpose

     1. The purpose of the tuition reimbursement plan is to aid and encourage eligible employees to supplement their education on their own time in order to assist them in maintaining and improving their working skills.

B.   Coverage

     1. Eligible Employees -- Regular, full-time employees with two or more years of continuous service are eligible to participate in the plan. Such employees would be eligible to receive reimbursement in varying amounts for tuition costs for eligible courses in which they participate at their own request. In the event an eligible employee quits or is discharged prior to completion of an approved course of study, he shall not be entitled to any financial assistance under this plan.

     2. Eligible Course -- Eligible courses shall be defined as courses which in the Company's opinion, if successfully completed, will provide a mutual benefit to the parties.

     3. Prior Approval -- Employees must make written application on forms supplied by the Company, and receive written approval by the Company, prior to course registration, or the course to be taken and the institution offering the course.

C.   Financial Assistance

     1. Application for reimbursement of tuition costs shall be made on forms supplied by the Company and forwarded to the plant's Industrial Relations department. The refund request form shall include a statement from the school or sponsoring authority indicating that the employee satisfactorily completed the required work of the study course (i.e. grade of "C" or better) and the grade received (if any), and that the tuition charges were paid in full by the employee.

     2. Reimbursement for approved courses shall be 100% of tuition cost up to but not in excess of $750 in any one year. This shall include textbooks, breakage fees, equipment, etc. Receipts for reimbursable expenditures must also be presented prior to reimbursement.

     3. Employees participating in the program who are eligible to receive tuition benefits resulting from service in the Armed Forces, Federal aid or scholarship aid will be eligible to receive from the Company only the difference of the portion of tuition not covered by such benefits not to exceed $750.



_____________________                                      _____________________
Company                                                                    Union

     4. Where employees have been placed on layoff subsequent to their having enrolled in an eligible course, they shall be reimbursed for already incurred costs of the course in which they are currently enrolled in accordance with the provision of this Agreement.





_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 29
                              NEUTRALITY AGREEMENT

A.   NEUTRALITY

     The Company places a high value on the continuation and improvement of its relationship with the Union as well as with all Century employees.

     The Company knows from experience that when both parties are involved in an organizing campaign directed at unrepresented Company employees, there is a risk that election conduct and campaign activities may have a harmful effect on the parties' relationship. Therefore, it is incumbent on both parties to take the appropriate steps to insure that all facets of an organizing campaign will be conducted in a constructive and positive manner which does not misrepresent to employees the facts and circumstances surrounding their employment and in a manner which neither demeans the Company or the Union as an organization nor their respective representatives as individuals. To underscore the Company's commitment in this matter, the Company agrees to adopt a position of neutrality, in the event that the Union seeks to represent at any Affiliate of the Company non-represented employees of the Company performing Production and/or Maintenance work.

     Neutrality means that the Company shall neither help nor hinder the Union's efforts during an organizing campaign; nor will it in providing information or in expressing an opinion demean the Union as an organization or its representatives as individuals. Also, the Company shall not provide any support or assistance of any kind to any person or group opposed to Union organization.

     Consistent with the above, the Company reserves the right to communicate fairly and factually to employees in the unit sought concerning the terms and conditions of their employment with the Company and concerning legitimate issues in the campaign.

     For its part, the Union agrees that all facets of its organizing campaign will be conducted in a constructive and positive manner that does not misrepresent to the employees the facts and circumstances surrounding their employment and in a manner which neither demeans the Company as an organization nor its representatives as individuals. The Company commitment and obligation to remain neutral is predicated on this conduct.

B.   SCOPE OF THIS NEUTRALITY AND RECOGNITION AGREEMENT

     For the purposes of this Agreement, the term "Company" also includes any Affiliate of the Company, and the obligations and commitments in this letter applicable to the Company are applicable to any Affiliate of the Company.

     For the purposes of this Agreement, "Affiliate" means any business entity in which the Company directly or indirectly owns more than 50% of the voting stock and has operating responsibility.



_____________________                                      _____________________
Company                                                                    Union

C.   DISPUTE RESOLUTION

     Any alleged violations of this Agreement, as well as any disputes involving the Company's neutrality, alleged Union misrepresentations or misconduct during a campaign or definition of the appropriate unit, shall be brought to Company and Union designees. If the alleged violations or dispute cannot be satisfactorily resolved by the parties, either party may request that an arbitrator who shall be selected in advance resolve such dispute. The Arbitrator shall resolve such dispute by means of a decision to be rendered at a hearing to be held within Thirty (30) days of the making of the request at a site mutually agreeable to the parties.

D.   BARGAINING IN NEWLY RECOGNIZED UNITS

     In the event the Union is certified as the collective bargaining agent after a secret ballot election conducted by the National Labor Relations Board, the parties shall meet within Sixty (60) days to begin negotiations for a Collective Bargaining Agreement covering the new bargaining unit.

E.   NOTICE OF INTENT TO ORGANIZE

     The Union will give the appropriate Company official written notice of the Union's intent to organize a facility subject to this Neutrality Agreement.

     Upon receipt of such notice, the Company shall meet with the Union to exchange information that might be pertinent to an organizing effort. During this meeting, the parties will discuss the scope of the proposed Collective Bargaining Unit, employees to be excluded from the unit, campaign issues, etc. Union access to the plant may also be addressed at this notice of intent meeting. The Company reserves the right to challenge any issues relating to the scope and makeup of the unit sought by the union by involving the dispute resolution procedure described above. To minimize disputes about the scope of Collective Bargaining Units, the Company and the Union agree that the National Labor Relations Board's case law regarding the composition of Collective Bargaining Units is incorporated into this Neutrality Agreement by reference. Upon reaching an agreement on all outstanding issues, the Company will give the Union a list of the names and addresses of the Production and Maintenance employees in the agreed-upon proposed Collective Bargaining Unit, as well as a description of their wages and benefits.

     Upon receiving the Union's notice of intent to organize, the Company may send a letter to members of the proposed Collective Bargaining Unit describing the neutrality process contained in this Agreement, as well as the implications of signing a Union Authorization Card.

F.   CAMPAIGN PERIOD AND UNION ACCESS TO COMPANY FACILITIES

     The campaign period shall not exceed ninety (90) days and shall commence upon the Union's receipt of the names, addresses and wage and benefit information described above in Section E. The Company and the Union will agree upon reasonable times and reasonable places at the plant premises where the Union can campaign. The Company and the Union will review all Company and Union campaign literature prior to its distribution.



_____________________                                      _____________________
Company                                                                    Union

G.   UNION AUTHORIZATION CARDS

     For the purposes of this Neutrality Agreement, only cards signed after the Notice of intent has been served may be counted as valid cards. The Union's Authorization Cards will clearly state that the card may be used for the purpose of obtaining:

     A. An NLRB-sponsored election where a simple majority of votes will create a duty to bargain;

     B. A Secret Ballot Election conducted in cooperation with the Company where a duty to bargain will arise if the Union receives votes from a majority of the eligible voters in the proposed Collective Bargaining Unit.

H.   STRUKSNESS SELECTION

     If, at any time during the campaign period, the Union represents that it has obtained cards from a majority of the employees in the agreed-upon Collective Bargaining Unit, the parties will schedule a Secret Ballot Election to take place no later than Fourteen (14) days from such notice to the company by the Union. The Company will provide an opportunity for both the Union and the Company to make short presentations to groups of employees in the proposed Collective Bargaining unit. Such presentations will be reviewed by the parties in advance.

     After the presentations to the employees, the employees will be given an opportunity to participate in a Secret Ballot Election for the purpose of determining whether the Union will represent employees in the proposed Collective Bargaining Unit. The election shall be conducted in accordance with Struksness Construction Company. This means: (1) The Union must formally demand recognition and advise the Company that it has authorization cards from a majority of the employees in the agreed-upon proposed Collective Bargaining Unit; (2) The employees must be told that the purpose of the election is to determine whether the Union has majority status; (3) The Company will give employees assurances that there will be no reprisals for engaging in protected activity; (4) The employees will be polled by Secret Ballot; and (5) There may be no Unfair Labor Practices or other activity that creates a coercive atmosphere. The Company will recognize the Union as the representative of the proposed/agreed Collective Bargaining Unit if a simple majority of the employees cast votes to be represented by the Union.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 30
                       UNION REPRESENTATION AND ACTIVITIES

(1) For the purpose of conducting legitimate Union business within the Plant, Local Union officials, approximately 6, shall be allowed unpaid time for the purpose of conducting such affairs provided that such activity shall not interfere with the normal operation of the Plant.

     The Local Union President shall be entitled to take time off without pay for the purpose of conducting legitimate Local Union business.

     The Union shall notify the Company in writing of the names of the Union officials, and of any subsequent changes that may occur.

     The Company agrees to pay Union Committeemen their scheduled straight time Standard Base Wage Rate only for time actually attending meetings of any Joint Committee provided for in this Agreement.

(2) Any Bargaining Unit employee who is required to be off work for official Union business will notify the Company, as soon as possible, prior to going on Union business. Any such time off shall be without pay.

(3) A leave of absence may be granted to a employee who is a delegate or official of the Union to attend a Union convention or other similar Union meetings. A maximum of twelve (12) employees may be granted such leave for up to seven (7) business days without pay.

(4) A bargaining unit member shall have the right to request to see his Union representative or other available official of the Union to discuss any matter affecting his rights or privileges under the Agreement and any such request shall not be unreasonably denied. Such member shall not leave his job without the prior consent of his supervisor.

(5) A Union representative or other Union official shall, upon request to his supervisor, be granted time off from his job for a reasonable period of time to investigate or attempt to settle a dispute, or to discuss with a bargaining unit member any matter affecting said member's rights or privileges under the Agreement. Such Union representative or official shall not leave his job without the prior consent of his supervisor and such consent shall not be unreasonably withheld. Such time off shall be without pay unless the presence of such representative or official is requested by the Company.

(6) It is agreed between the parties that as of the effective date of this Agreement, a reasonable number of International Representatives of the Union or officially elected or appointed Local Union officials, and Grievance Committeemen, shall have access to the Plant for the purpose of conducting official Union business, provided, however, that such access shall not interfere with the normal operation of the Plant. The names of the aforementioned individuals will be furnished in writing to the Company and shall be kept current at all times. It is further agreed that the designated individuals referred to above will (i) register in and out at the respective guard gate, and (ii) contact the appropriate Company Representative being visited for the purpose of such official Union business prior to conducting their Union business.



_____________________                                      _____________________
Company                                                                    Union

(7)  The Company shall provide a reasonable number of bulletin boards.

(8)  LEAVE OF ABSENCE - UNION BUSINESS

     Leave of absence for the purpose of accepting positions with the International Union or Local Union shall be available to a reasonable number of employees. Adequate notice of intent to apply for leave shall be afforded Management to enable proper provision to be made to fill the job to be vacated.

     Leaves of absence for the purpose of accepting positions with the International Union shall be for a period not in excess of three (3) years. Leave of absence may be extended for an additional period equal to (i) three years, or (ii) the excess, if any, of an employee's length of continuous service at commencement of the leave of absence over three years, whichever is less. Such person shall accumulate continuous service for purposes of recall to employment and for all other purposes under this Agreement, except pensions, provided that subsequent to the first day of the following month he shall not be entitled to receive any contractual benefits during the period of his leave of absence or receive retiree health care benefits from the Company if he is eligible for coverage in the International Union health care plan for retirees.

     Leaves of absence for the purpose of accepting an elective position with the Local Union shall be for a period not in excess of three years and may be renewed for further periods of three years each.

     Continuous service shall not be broken by the leave of absence, except as set forth above with respect to International Union leave of absence, and will continue to accrue.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 31
                                  LOCAL ISSUES


     During the term of this Agreement, the Company shall continue the prior NSA practice as to the following items:

     1.   the Fitness Center (excluding incentives)

     2.   service awards

     3.   Christmas gifts

     4.   scholarships

     5.   retirement gifts

     6.   the training facility and library

     7.   safety awards

     8.   fire brigade insurance

     9. grills, stoves and refrigerators (the use of grills and stoves will not be abused)

     10.  sports drinks

     11.  pro-rating of vacation for employees who die or retire

     12. sending of flowers to funeral home for relatives covered under the funeral leave program

     13. $25. 00 gift certificates to all graduates including employees and dependents

     14. perfect attendance bonus-- to be paid in cash equivalent of bond value at purchase

     15.  direct deposit at employee's option





_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 32
                                SAVINGS PROVISION


     In the event that any portion of this Agreement is found to violate any applicable Federal or State law, the unlawful section shall be deemed to be severed and shall not affect the validity of the remainder of this Agreement. The parties shall promptly meet to re-negotiate that portion of the Agreement found to be unlawful.




_____________________                                      _____________________
Company                                                                    Union

                                   ARTICLE 33
                                   TERMINATION

     Except as otherwise  provided  below,  this Agreement shall terminate sixty
(60) days after either party shall give written notice of termination to the other party, but in any event shall not terminate earlier than 12:01 A.M., April 1, 2006. If either party gives such notice, the parties shall meet within 30 days thereafter to negotiate with respect to rates of pay, hours of work and other terms and conditions of employment. If the parties shall not agree with respect to such matters by the end of sixty (60) days after the giving of such notice, either party may thereafter resort to strike or lockout, as the case may be, in support of its position in respect to such matters as well as any other matter in dispute, but not earlier than 12:01 A.M., April 1, 2006.

     Any notice to be given under this Agreement shall be given by registered mail and addressed to the respective parties as follows:

     Century Aluminum of Kentucky, LLC
     P.O. Box 500                                United Steelworkers of America
     1627 State Rt. 271 North                    5 Gateway Center
     Hawesville, KY  42348                       Pittsburgh, PA  15222



_____________________                                      _____________________
Company                                                                    Union

                                   APPENDIX A

                         Standard Hourly Base Wage Rates

-----------------------------------------------------------------------------------------------------------------
                                                  Apr. 01,   Apr. 01,   Apr. 01,   Apr. 01,
                                          NSA       2001       2003       2004       2005                  Job
               Job Title                 Rate      (.25)       (.25)      (.25)      (.30)    Job Code    Grade
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - A               $10.07     $10.32     $10.57     $10.82     $11.12      A001
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - B               $10.60     $10.85     $11.10     $11.35     $11.65      B002
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - C               $11.13     $11.38     $11.63     $11.88     $12.18      C003
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - D               $11.66     $11.91     $12.16     $12.41     $12.71      D004
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - E               $12.19     $12.44     $12.69     $12.94     $13.24      E005
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - F               $12.72     $12.97     $13.22     $13.47     $13.77      F006
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - G               $13.25     $13.50     $13.75     $14.00     $14.30      G007
-----------------------------------------------------------------------------------------------------------------
Production Apprentice - H               $13.78     $14.03     $14.28     $14.53     $14.83      H008
-----------------------------------------------------------------------------------------------------------------
Service Worker                          $13.71     $13.96     $14.21     $14.46     $14.76      1401       1
-----------------------------------------------------------------------------------------------------------------
Helper                                  $13.71     $13.96     $14.21     $14.46     $14.76      1402       2
-----------------------------------------------------------------------------------------------------------------
Cruce Cleaner                           $14.13     $14.38     $14.63     $14.88     $15.18                 5
-----------------------------------------------------------------------------------------------------------------
Utility                                 $14.13     $14.38     $14.63     $14.88     $15.18      1403       5
-----------------------------------------------------------------------------------------------------------------
Tool Room Keeper                        $14.28     $14.53     $14.78     $15.03     $15.33      1499       6
-----------------------------------------------------------------------------------------------------------------
Machine Shop Utility                    $14.28     $14.53     $14.78     $15.03     $15.33      1502       6
-----------------------------------------------------------------------------------------------------------------
Sampler                                 $14.28     $14.53     $14.78     $15.03     $15.33      1405       6
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.28     $14.53     $14.78     $15.03     $15.33      1440       6
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.42     $14.67     $14.92     $15.17     $15.47      1445       7
-----------------------------------------------------------------------------------------------------------------
Anode Cleaner                           $14.42     $14.67     $14.92     $15.17     $15.47      1462       7
-----------------------------------------------------------------------------------------------------------------
Maintenance Attendant                   $14.56     $14.81     $15.06     $15.31     $15.61      1508       8
-----------------------------------------------------------------------------------------------------------------
Mobile Equipment Operator               $14.56     $14.81     $15.06     $15.31     $15.61      1408       8
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.56     $14.81     $15.06     $15.31     $15.61      1449       8
-----------------------------------------------------------------------------------------------------------------
Cleaning Machine Operator               $14.56     $14.81     $15.06     $15.31     $15.61      1407       8
-----------------------------------------------------------------------------------------------------------------
Scrubber Helper                         $14.56     $14.81     $15.06     $15.31     $15.61      1409       8
-----------------------------------------------------------------------------------------------------------------
Rodding Room Assistant                  $14.70     $14.95     $15.20     $15.45     $15.75      1413       9
-----------------------------------------------------------------------------------------------------------------
Metal Handler - Casting                 $14.70     $14.95     $15.20     $15.45     $15.75      1414       9
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.70     $14.95     $15.20     $15.45     $15.75      1450       9
-----------------------------------------------------------------------------------------------------------------
Conveyor Operator                       $14.70     $14.95     $15.20     $15.45     $15.75      1411       9
-----------------------------------------------------------------------------------------------------------------
Tool Assistant                          $14.70     $14.95     $15.20     $15.45     $15.75      1406       9
-----------------------------------------------------------------------------------------------------------------
Relief Worker                           $14.84     $15.09     $15.34     $15.59     $15.89      1464       10
-----------------------------------------------------------------------------------------------------------------
Saw Operator - Metal Serv.              $14.84     $15.09     $15.34     $15.59     $15.89      1466       10
-----------------------------------------------------------------------------------------------------------------
Scale Operator - Metal Serv.            $14.84     $15.09     $15.34     $15.59     $15.89      1463       10
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.84     $15.09     $15.34     $15.59     $15.89      1459       10
-----------------------------------------------------------------------------------------------------------------
Pig Stacker Operator                    $14.84     $15.09     $15.34     $15.59     $15.89      1525       10
-----------------------------------------------------------------------------------------------------------------
Cell Reliner - A                        $14.84     $15.09     $15.34     $15.59     $15.89      1483       10
-----------------------------------------------------------------------------------------------------------------
Crane Operator - Bake                   $14.99     $15.24     $15.49     $15.74     $16.04      1416       11
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $14.99     $15.24     $15.49     $15.74     $16.04      1460       11
-----------------------------------------------------------------------------------------------------------------
Special Equipment Operator              $14.99     $15.24     $15.49     $15.74     $16.04      1506       11
-----------------------------------------------------------------------------------------------------------------
Mixer Operator                          $14.99     $15.24     $15.49     $15.74     $16.04      1420       11
-----------------------------------------------------------------------------------------------------------------
Bath Crusher Operator                   $14.99     $15.24     $15.49     $15.74     $16.04      1412       11
-----------------------------------------------------------------------------------------------------------------
Molten Metal Driver                     $14.99     $15.24     $15.49     $15.74     $16.04      1457       11
-----------------------------------------------------------------------------------------------------------------
Shipper                                 $14.99     $15.24     $15.49     $15.74     $16.04      1439       11
-----------------------------------------------------------------------------------------------------------------
Press Operator                          $14.99     $15.24     $15.49     $15.74     $16.04      1419       11
-----------------------------------------------------------------------------------------------------------------
Storeroom Clerk                         $14.99     $15.24     $15.49     $15.74     $16.04      1421       11
-----------------------------------------------------------------------------------------------------------------
Oiler                                   $15.14     $15.39     $15.64     $15.89     $16.19      1461       12
-----------------------------------------------------------------------------------------------------------------
Repair Welder - Rodding                 $15.26     $15.51     $15.76     $16.01     $16.31      1422       13
-----------------------------------------------------------------------------------------------------------------



_____________________                                      _____________________
Company                                                                    Union

-----------------------------------------------------------------------------------------------------------------
                                                  Apr. 01,   Apr. 01,   Apr. 01,   Apr. 01,
                                          NSA       2001       2003       2004       2005                  Job
               Job Title                 Rate      (.25)       (.25)      (.25)      (.30)    Job Code    Grade
-----------------------------------------------------------------------------------------------------------------
Carrier Repair - Rodding                $15.26     $15.51     $15.76     $16.01     $16.31                 13
-----------------------------------------------------------------------------------------------------------------
Furnace Operator - Spray                $15.26     $15.51     $15.76     $16.01     $16.31      1426       13
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $15.26     $15.51     $15.76     $16.01     $16.31      1470       13
-----------------------------------------------------------------------------------------------------------------
Hartmann Operator                       $15.42     $15.67     $15.92     $16.17     $16.47      1423       14
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $15.42     $15.67     $15.92     $16.17     $16.47      1477       14
-----------------------------------------------------------------------------------------------------------------
On-Job Train - Maint. 2                 $15.42     $15.67     $15.92     $16.17     $16.47      1512       14
-----------------------------------------------------------------------------------------------------------------
Lindberg/Oxyfuel Furnace Operator       $15.42     $15.67     $15.92     $16.17     $16.47                 14
-----------------------------------------------------------------------------------------------------------------
Furnace Operator - Bake                 $15.42     $15.67     $15.92     $16.17     $16.47      1425       14
-----------------------------------------------------------------------------------------------------------------
Assistant Cell Operator                 $15.56     $15.81     $16.06     $16.31     $16.61      1503       15
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $15.56     $15.81     $16.06     $16.31     $16.61      1478       15
-----------------------------------------------------------------------------------------------------------------
Scrubber Operator                       $15.56     $15.81     $16.06     $16.31     $16.61      1428       15
-----------------------------------------------------------------------------------------------------------------
Pig Caster Operator                     $15.56     $15.81     $16.06     $16.31     $16.61      1523       15
-----------------------------------------------------------------------------------------------------------------
Assistant Utility Operator              $15.56     $15.81     $16.06     $16.31     $16.61      1529       15
-----------------------------------------------------------------------------------------------------------------
FCE-Equip Oper.- D.C. Unit              $15.56     $15.81     $16.06     $16.31     $16.61      1521       15
-----------------------------------------------------------------------------------------------------------------
FCE-Equip Oper.-Pig Caster              $15.56     $15.81     $16.06     $16.31     $16.61      1522       15
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $15.71     $15.96     $16.21     $16.46     $16.76      1479       16
-----------------------------------------------------------------------------------------------------------------
Cell Reliner - B                        $15.71     $15.96     $16.21     $16.46     $16.76      1481       16
-----------------------------------------------------------------------------------------------------------------
Unloading Operator                      $15.71     $15.96     $16.21     $16.46     $16.76      1418       16
-----------------------------------------------------------------------------------------------------------------
On-Job Train  -  Maint. 3               $15.71     $15.96     $16.21     $16.46     $16.76      1513       16
-----------------------------------------------------------------------------------------------------------------
Service Crafts Trainee 1                $15.84     $16.09     $16.34     $16.59     $16.89      1410       17
-----------------------------------------------------------------------------------------------------------------
Green Mill Operator                     $15.84     $16.09     $16.34     $16.59     $16.89      1429       17
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $15.84     $16.09     $16.34     $16.59     $16.89      1480       17
-----------------------------------------------------------------------------------------------------------------
D.C. Caster                             $16.00     $16.25     $16.50     $16.75     $17.05      1430       18
-----------------------------------------------------------------------------------------------------------------
Cell Reliner - C                        $16.00     $16.25     $16.50     $16.75     $17.05      1505       18
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.00     $16.25     $16.50     $16.75     $17.05      1487       18
-----------------------------------------------------------------------------------------------------------------
On-Job Train - Maint. 4                 $16.00     $16.25     $16.50     $16.75     $17.05      1514       18
-----------------------------------------------------------------------------------------------------------------
Service Crafts Trainee 2                $16.13     $16.38     $16.63     $16.88     $17.18      1415       19
-----------------------------------------------------------------------------------------------------------------
Utilities Operator                      $16.13     $16.38     $16.63     $16.88     $17.18      1467       19
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.13     $16.38     $16.63     $16.88     $17.18      1488       19
-----------------------------------------------------------------------------------------------------------------
Cell Operator                           $16.13     $16.38     $16.63     $16.88     $17.18      1504       19
-----------------------------------------------------------------------------------------------------------------
On-Job Train - Maint. 5                 $16.27     $16.52     $16.77     $17.02     $17.32      1515       20
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.27     $16.52     $16.77     $17.02     $17.32      1489       20
-----------------------------------------------------------------------------------------------------------------
Heavy Equipment Operator                $16.41     $16.66     $16.91     $17.16     $17.46      1526       21
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.41     $16.66     $16.91     $17.16     $17.46      1490       21
-----------------------------------------------------------------------------------------------------------------
Service Craftsperson -A                 $16.41     $16.66     $16.91     $17.16     $17.46      1434       21
-----------------------------------------------------------------------------------------------------------------
On-Job Train - Maint. 6                 $16.57     $16.82     $17.07     $17.32     $17.62      1516       22
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.57     $16.82     $17.07     $17.32     $17.62      1491       22
-----------------------------------------------------------------------------------------------------------------
Garage Mechanic -A                      $16.70     $16.95     $17.20     $17.45     $17.75      1441       23
-----------------------------------------------------------------------------------------------------------------
Rectifier Operator -A                   $16.70     $16.95     $17.20     $17.45     $17.75      1436       23
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.70     $16.95     $17.20     $17.45     $17.75      1492       23
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.84     $17.09     $17.34     $17.59     $17.89      1493       24
-----------------------------------------------------------------------------------------------------------------
Mechanical/Electrical Facilitator       $16.98     $17.23     $17.48     $17.73     $18.03      1417       25
-----------------------------------------------------------------------------------------------------------------
Electrician -A                          $16.98     $17.23     $17.48     $17.73     $18.03      1437       25
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $16.98     $17.23     $17.48     $17.73     $18.03      1494       25
-----------------------------------------------------------------------------------------------------------------
Mechanic -A                             $16.98     $17.23     $17.48     $17.73     $18.03      1435       25
-----------------------------------------------------------------------------------------------------------------
Predictive Maintenance Mech. - A        $16.98     $17.23     $17.48     $17.73     $18.03                 25
-----------------------------------------------------------------------------------------------------------------
Machinist-A                             $16.98     $17.23     $17.48     $17.73     $18.03      1443       25
-----------------------------------------------------------------------------------------------------------------



_____________________                                      _____________________
Company                                                                    Union

-----------------------------------------------------------------------------------------------------------------
                                                  Apr. 01,   Apr. 01,   Apr. 01,   Apr. 01,
                                          NSA       2001       2003       2004       2005                  Job
               Job Title                 Rate      (.25)       (.25)      (.25)      (.30)    Job Code    Grade
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $17.14     $17.39     $17.64     $17.89     $18.19      1495       26
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $17.27     $17.52     $17.77     $18.02     $18.32      1496       27
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $17.42     $17.67     $17.92     $18.17     $18.47      1498       28
-----------------------------------------------------------------------------------------------------------------
Temporary Relief Supervisor             $17.55     $17.80     $18.05     $18.30     $18.60      1500       29
-----------------------------------------------------------------------------------------------------------------




_____________________                                      _____________________
Company                                                                    Union

                                                             Tentative Agreement
                                                             September 25, 2000


                               LETTER OF AGREEMENT


Mr. Robert A. Pierson
Staff Representative
United Steelworkers of America
2441 Mayfair Drive
Owensboro, KY  42301

RE: Omissions or Errors in the Collective Bargaining Agreement

Dear Mr. Pierson:

     During the 2000 Negotiations the parties recognized that given the exigent circumstances surrounding contract approval, some of the contract provisions may require correction so as to reflect the parties' intentions as expressed in those negotiations. Accordingly, it is agreed that all omissions and errors in the Agreement terms would be corrected as soon as possible and the Agreement will be finalized upon such corrections, if any. Likewise, omissions and errors in the Settlement Agreement will be corrected.


                                            Sincerely,


                                            ----------------------


Agreed: /s/ Robert A. Pierson
        ---------------------

Dated:
       ----------------------

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized representatives:


CENTURY ALUMINUM OF WEST VIRGINIA, LLC      UNITED STEEL WORKERS OF AMERICA,
                                            ALF-CIO-CLC

  /s/ J. H. Nessini                         /s/ Leo W. Gerard
--------------------------------------      ------------------------------------
  CHIEF NEGOTIATOR                          LEO W. GERARD, INT'L. PRESIDENT

                                            /s/ James D. English
                                            ------------------------------------
                                            JAMES D. ENGLISH, INT'L. SECY -
                                            TREAS.

                                            /s/ Richard H. Davis
                                            ------------------------------------
                                            RICHARD DAVIS, INT'L. V. PRES., ADM.

                                            /s/ Leon Lynch
                                            ------------------------------------
                                            LEON LYNCH, INT'L V. PRES., H.
                                            AFFAIRS

                                            /s/ Ernest R. "Billy" Thomspon
                                            ------------------------------------
                                            ERNEST R. "BILLY" THOMPSON, DIR.,
                                            DIST. 8

                                            /s/ Robert Pierson
                                            ------------------------------------
                                            ROBERT PIERSON, STAFF
                                            REPRESENTATIVE


                                            NEGOTIATING COMMITTEE, LU 9423

                                            /s/ John S. Janowick
                                            ------------------------------------

                                            /s/ Gary E. Erwin
                                            ------------------------------------

                                            /s/ Michael E. Eaynor
                                            ------------------------------------

                                            /s/ Michael D. Moarman
                                            ------------------------------------